UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed By a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

COLUMBIA LABORATORIES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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August 3, 2010

Dear Stockholder:

You are cordially invited to attend the 2010 Annual Meeting of Stockholders of Columbia Laboratories, Inc. (“Columbia”) on Monday, September 13, 2010, at 10:00 a.m. Eastern Time at Columbia’s principal executive offices at 354 Eisenhower Parkway, Livingston, NJ 07039.

Your Board of Directors recommends a vote for the election of each of the six nominees for directors and for the ratification of the appointment of our independent registered public accounting firm.

We hope you can join us at this meeting. As a stockholder, your participation in the affairs of Columbia is important, regardless of the number of shares you hold. Therefore, whether or not you are able to personally attend, please vote your shares as soon as possible by completing and returning the enclosed proxy card, or voting online or by telephone, using the procedures described in the accompanying Proxy Statement and proxy card. If you decide to attend the Annual Meeting, you will be able to vote in person even if you have previously voted.

Our 2009 Annual Report and Proxy Statement for the 2010 Annual Meeting of Stockholders are enclosed. We hope you find them informative reading.

On behalf of the Board of Directors, we would like to express our appreciation for your continued interest in the affairs of Columbia.

Sincerely yours,

Frank C. Condella, Jr.

Frank C. Condella, Jr.
President and Chief Executive Officer

Stephen G. Kasnet

Stephen G. Kasnet
Chairman of the Board of Directors

COLUMBIA
LABORATORIES, INC

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS

TIME	10:00 a.m. Eastern Time on Monday, September 13, 2010

PLACE	Columbia Laboratories, Inc. 354 Eisenhower Parkway Livingston, NJ 07039

ITEMS OF BUSINESS	1.	To elect six members to the Board of Directors.

	2.	To ratify the appointment of BDO USA, LLP (formerly BDO Seidman, LLP), as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

	3.	To transact any other business properly brought before the Annual Meeting.

RECORD DATE	You are entitled to vote at the Annual Meeting and any adjournment thereof if you were a stockholder at the close of business on July 15, 2010.

ANNUAL REPORT	Our 2009 Annual Report is enclosed and is a part of our proxy materials being provided to you.

Pursuant to rules promulgated by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials by sending you this full set of proxy materials, including a proxy card, and notifying you of the availability of our proxy materials on the Internet. This Proxy Statement and our 2009 Annual Report are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=25479

By Order of the Board of Directors
Michael McGrane
Michael McGrane Secretary

This Proxy Statement and accompanying proxy card are being distributed on or about August 3, 2010.

IMPORTANT

IT IS IMPORTANT THAT THE PROXY BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE DATE, SIGN AND COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

IF YOUR BROKER PROVIDES FOR VOTING ONLINE OR BY TELEPHONE, YOU MAY VOTE ONLINE OR BY TELEPHONE USING THE PROCEDURES DESCRIBED IN THE ACCOMPANYING PROXY CARD.

SUBMITTING YOUR PROXY NOW WILL NOT PREVENT YOU FROM VOTING YOUR SHARES AT THE MEETING IF YOU DESIRE TO DO SO, AS YOUR PROXY IS REVOCABLE AT YOUR OPTION.

Important Notice Regarding the Availability of Proxy Materials for Columbia Laboratories, Inc.’s
2010 Annual Meeting of Stockholders to be Held on September 13, 2010

This Proxy Statement and our 2009 Annual Report are available at

http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=25479

In accordance with SEC rules, this
website does not use “cookies”, track the identity of anyone accessing the website to view the proxy materials or gather any personal information.

TABLE OF CONTENTS

Item	Page
Attendance and Voting Matters	1
Why am I receiving these materials?	1
Who is soliciting the proxies?	1
What information is contained in these materials?	1
What proposals will be voted on at the Annual Meeting?	1
What are the Board’s voting recommendations?	1
What shares may I vote?	2
What is the difference between holding shares as a stockholder of record and as a beneficial owner?	2
How can I vote my shares in person at the Annual Meeting?	2
How can I vote my shares without attending the Annual Meeting?	3
May I change or revoke my vote?	3
How are votes counted?	3
What is the quorum requirement for the Annual Meeting?	4
What is the voting requirement to approve each of the proposals?	4
What happens if I abstain from voting?	4
What is a “broker non-vote"?	4
Will I have dissenter’s rights?	5
What does it mean if I receive more than one proxy or voting instruction card?	5
Where can I find the voting results of the Annual Meeting?	5

Ownership of the Company	6
Security Ownership of Certain Beneficial Owners and Management	6
Section 16(a) Beneficial Ownership Reporting Compliance	9
Change in Control of the Company	9

Relationship with Independent Registered Public Accounting Firm	11
Fees and Services of BDO USA, LLP (formerly BDO Seidman, LLP)	11

Board of Directors and Corporate Governance	12
The Board in General	12
The Role of the Board in Corporate Governance and Risk Oversight	12
Company Management Changes in 2009 and 2010	12
Board Leadership Structure and Communication with Independent Directors	13
Share Ownership Guidelines for Independent Directors	13
Director Independence	13
Communications with the Board	13
Meetings and Attendance during Fiscal 2009	14
Committees of the Board	14
Audit Committee	14
Compensation Committee	15
Nominating and Corporate Governance Committee	15
Scientific Committee	16
Code of Business Conduct and Ethics	16
Certain Relationships and Related Person Transactions	16
Arrangements and Understandings	16
Miscellaneous	17

Compensation Discussion and Analysis	17
Introduction	17
Risk Assessment	17
Stock Ownership Guidelines for Named Executive Officers	17
Executive Compensation Philosophy and Objectives	18
Compensation Program Elements and Pay Level Determination	18
Public Company Peer Group	19
Components of our Executive Compensation Program	19
Base Salary	20
Changes in Base Salaries for 2010	20
2009 Annual Cash Incentive Bonus	21
Equity Compensation	22
Benefits and Perquisites	23
Termination or Change in Control	23
Tax Considerations	24
Compensation Committee Report	24

Executive and Director Compensation	25
Summary Compensation Table	25
2009 Grants of Plan-Based Awards Table	26
Outstanding Equity Awards at 2009 Fiscal Year-End	27
Option Exercises and Stock Vested in Fiscal 2009	29
Payments upon Termination or Change in Control	29
For Mr. Condella	29
For Messrs. Gyenes and McGrane	31
For Messrs. Mills and Meer	34
2009 Director Compensation	35
Compensation Committee Interlocks and Insider Participation	36

Report of the Audit Committee	37

Proposal 1 – Election of Directors	39

Proposal 2 – Ratification of the appointment of BDO USA, LLP (formerly BDO Seidman, LLP), as Columbia’s independent registered public accounting firm for the fiscal year ending December 31, 2010	43

Other Matters	43

Householding of Proxy Materials	44

The Company’s Website	44

Annual Report and Other SEC Filings	44

Additional Questions and Information Regarding the Annual Meeting and Stockholder Proposals	44
What happens if additional proposals are presented at the Annual Meeting?	44
Who will bear the cost of soliciting votes for the Annual Meeting?	44
How do I propose individuals to serve as directors?	45
May I propose actions for consideration at next year’s Annual Meeting of Stockholders?	45
Stockholder Proposals for Inclusion in 2011 Proxy	45

ATTENDANCE AND VOTING MATTERS

Q:	Why am I receiving these materials?

A:
The Board of Directors (the “Board”) of Columbia Laboratories, Inc. (“Columbia,” the “Company,” “we,” “our,” or “us”, as the context requires) is providing this proxy statement (this “Proxy Statement”) and accompanying proxy card to solicit your proxy in connection with Columbia’s Annual Meeting of Stockholders, which will take place on September 13, 2010. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement. This Proxy Statement and accompanying proxy card are being distributed on or about August 3, 2010.

Q:	Who is soliciting the proxies?

A:
We are soliciting proxies in the form enclosed on behalf of the Board. We will vote any such signed proxy, if received in time and not revoked, at the Annual Meeting according to your directions. We will vote any signed proxy that fails to specify a choice on any matter to be acted upon FOR the election of each nominee for director and FOR the other proposal described in this Proxy Statement, and in the proxy holders’ discretion FOR or AGAINST such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

Q:	What information is contained in these materials?

A:
This Proxy Statement contains information related to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and Columbia’s most highly paid officers, and other required information. We have also enclosed for your review Columbia’s 2009 Annual Report, which contains financial and other information about our business during our last fiscal year.

Q:	What proposals will be voted on at the Annual Meeting?

A:	There are two matters scheduled to be voted on at this year’s Annual Meeting:

●	The election of six directors to the Board; and
●	Consideration and ratification of the appointment of BDO USA, LLP (formerly BDO Seidman, LLP), as Columbia’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

We will also consider and vote upon any other business properly brought before the Annual Meeting.

Q:	What are the Board’s voting recommendations?

A:	The Board recommends that you vote your shares:

●	FOR the election of each of the six nominees named herein to the Board;
●	FOR the ratification of the appointment of BDO USA, LLP (formerly BDO Seidman, LLP), as Columbia’s independent registered public accounting firm for the fiscal year ending December 31, 2010; and
●	In the proxy holders’ discretion FOR or AGAINST such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

Q:	What shares may I vote?

A:
You may vote all shares of Columbia’s Common Stock, par value $0.01 per share (“Common Stock”), Series B Convertible Preferred Stock, par value $0.01 per share (“Series B Preferred Stock”), and Series E Convertible Preferred Stock, par value $0.01 per share (“Series E Preferred Stock”), that you owned as of the close of business on July 15, 2010 (the “Record Date”). These shares include (1) those held directly in your name as the stockholder of record and (2) those held for you as the beneficial owner through a stockbroker, bank, or other nominee at the close of business on the Record Date.

Each share of Common Stock is entitled to one vote. Each share of Series B Preferred Stock is entitled to 20 votes (which is the number of shares of Common Stock into which each share of Series B Preferred Stock is convertible).  Each share of Series E Preferred Stock is entitled to 50 votes (which is the number of shares of Common Stock into which each share of Series E Preferred Stock is convertible).  Columbia’s Series C Convertible Preferred Stock has no voting rights.

On the Record Date, there were approximately 84,134,294 shares of Common Stock issued and outstanding (each of which is entitled to one vote per share), 130 shares of Series B Preferred Stock issued and outstanding having voting power equal to 2,600 shares of Common Stock, and 59,000 shares of Series E Preferred Stock issued and outstanding having voting power equal to 2,950,000 shares of Common Stock.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
Most Columbia stockholders hold their shares through a stockbroker, bank, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with Columbia’s transfer agent, American Stock Transfer & Trust Company LLC (the “Transfer Agent”), you are considered, with respect to those shares, the stockholder of record and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to grant your proxy directly to Columbia or to vote in person at the Annual Meeting. Columbia has enclosed a proxy card for you to use.

Beneficial Owner

If you hold shares in a stock brokerage account or through a bank or other nominee, you are considered the beneficial owner of shares held in street name and your broker or nominee is forwarding these proxy materials to you. Your broker or nominee is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote, but because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. As a beneficial owner, you are, however, welcome to attend the Annual Meeting. Your broker or nominee has enclosed a voting instruction card for you to use.

Q:	How can I vote my shares in person at the Annual Meeting?

A:
You may vote shares you hold directly in your name as the stockholder of record in person at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification.

If you are the beneficial owner of shares held in street name and your broker or nominee is forwarding these proxy materials to you, you may vote the shares in person at the Annual Meeting only if you obtain a signed proxy from your broker or nominee (i.e., the record holder) giving you the right to vote the shares.

Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. Submitting your proxy now will not prevent you from voting your shares by written ballot at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

Q:	How can I vote my shares without attending the Annual Meeting?

A:
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the Annual Meeting. If you hold your shares directly, you may vote by granting a proxy. If you hold your shares in street name, you may submit voting instructions to your broker or nominee. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

By Mail — You may vote by mail by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee and mailing it in the enclosed, postage prepaid and addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below in “How are votes counted?”

On the Internet — If you hold your shares in street name and the firm that holds your shares offers Internet voting, your broker voting instruction card will contain instructions on how to vote online. If you vote online, you do not need to mail in your proxy card. If you hold your shares directly in your name as the stockholder of record you may not vote online.

By Telephone— If you hold your shares in street name and the firm that holds your shares offers voting by telephone, your broker voting instruction card will contain instructions on how to vote by telephone. If you vote by telephone, you do not need to mail in your proxy card. If you hold your shares directly in your name as the stockholder of record you may not vote by telephone.

Q:	May I change or revoke my vote?

A:
Yes, you may change or revoke your proxy instructions at any time prior to the vote at the Annual Meeting.

If you hold your shares directly and returned your proxy by mail, you must (a) file with Columbia’s Transfer Agent written notice of revocation or (b) timely deliver a valid, later-dated proxy. Your attendance at the Annual Meeting will not by itself revoke your previously granted proxy unless you give written notice of revocation to Columbia’s Transfer Agent before the vote at the Annual Meeting or you vote by written ballot at the Annual Meeting. Any proxy submitted by a stockholder of record may be revoked at any time prior to its exercise at the Annual Meeting.

For shares you own beneficially, you may change your vote by submitting new voting instructions to your broker or nominee. If you voted on the Internet or by telephone, you may change your vote by following the instructions for voting by either method until the cut-off time stated in the proxy instructions.

Q:	How are votes counted?

A:
In the election of directors, you may vote “FOR ALL NOMINEES,” “WITHHOLD AUTHORITY FOR ALL NOMINEES,” or “FOR ALL EXCEPT” one or more of the nominees. For the other proposal, you may vote “FOR”, “AGAINST” or “ABSTAIN”. Votes that are withheld will not be included in the vote tally for the election of directors and will not affect the results of the vote. For abstentions, see “What happens if I abstain from voting” below. If you sign your proxy card with no further instructions, your proxies will vote your shares in accordance with the recommendations of the Board. Under the applicable NASDAQ Marketplace Rules, brokers may exercise discretion to vote shares as to which instructions are not given only with respect to the approval of the ratification of our independent registered public accounting firm (Proposal 2). Therefore, if you sign your broker voting instruction card with no further instructions, your proxies will vote your shares at the Annual Meeting only “FOR” the approval of the ratification of our independent registered public accounting firm.

Q:	What is the quorum requirement for the Annual Meeting?

A:
The quorum requirement for holding the Annual Meeting and transacting business is a majority of the outstanding shares of Common Stock, shares of Common Stock into which the Series B Preferred Stock is convertible and shares of Common Stock into which the Series E Preferred Stock is convertible (collectively, the “Shares”). The Shares may be present in person or represented by proxy at the Annual Meeting. Votes withheld, abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum.

Q:	What is the voting requirement to approve each of the proposals?

A:
In the election of directors (Proposal 1), the six nominees for director who receive the highest number of votes “FOR” election will be elected as directors. This is called a plurality.

Approval of the ratification of our independent registered public accounting firm (Proposal 2) requires the affirmative vote of a majority of Shares cast on the proposal, in person or by proxy, at the Annual Meeting.
In each case, a quorum must be present at the Annual Meeting for a valid vote.

Q:	What happens if I abstain from voting?

A:
If an executed proxy card is returned and the stockholder has explicitly abstained from voting on any proposal, the Shares represented by the proxy will be considered present at the Annual Meeting for the purpose of determining a quorum. In addition, while they will not count as votes cast in favor of the proposal, they will count as votes cast on the proposal. As a result, other than with respect to the election of directors (Proposal 1), which will be determined by a plurality of the votes cast, an abstention on a proposal will have the same effect as a vote AGAINST the proposal.

Q:	What is a “broker non-vote”?

A:
A “broker non-vote” occurs when a broker submits a proxy that does not indicate a vote for one or more of the proposals because the broker has not received instructions from the beneficial owner on how to vote on such proposals and does not have discretionary authority to vote in the absence of instructions. While broker non-votes will be counted for the purposes of determining whether a quorum exists at the Annual Meeting, they will not be considered to have voted on any of the proposals on which such instructions have been withheld.  In the case of any proposals requiring a majority vote in favor of the proposal, a broker non-vote will have the same effect as a vote AGAINST the proposal.

Q:	Will I have dissenters’ rights?

A:	No dissenters’ rights are available under the General Corporation Law of the State of Delaware, our certificate of incorporation, or our bylaws to any stockholder with respect to any of the proposals.

Q:	What does it mean if I receive more than one proxy or voting instruction card?

A:	It means your shares are registered differently or are held in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We will announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K following the Annual Meeting.

Additional Q&A information regarding the Annual Meeting and stockholder proposals may be found on pages 44 and 45.

OWNERSHIP OF THE COMPANY

Security Ownership of Certain Beneficial Owners and Management

Common Stock. The following table sets forth, as of July 15, 2010, information with respect to the beneficial ownership of Columbia’s Common Stock by:

●	each person known to us to be the beneficial owner of more than 5% of Columbia’s Common Stock;
●	each of Columbia’s directors and director nominees;
●	each of Columbia’s executive officers who was serving as an executive officer at the end of the last fiscal year (collectively, the “named executive officers”); and
●	all of Columbia’s current directors and executive officers as a group.

The number of shares beneficially owned by each person, director, director nominee, or named executive officer is determined under rules of the Securities and Exchange Commission (the “SEC”); this information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares for which the individual has sole or shared voting power or investment power and also any shares with respect to which the person has the right to acquire sole or shared voting or investment power on or before September 13, 2010 (60 days after July 15, 2010) through the conversion of shares of convertible preferred stock or convertible debt or the exercise of any stock option, warrant or other right. Unless we indicate otherwise, each person has sole investment and/or voting power (or shares such powers with his or her spouse) with respect to the class of shares set forth in the following tables.

Common Stock
	Number of Shares	Percentage
Name and Address of Beneficial Owner	Beneficially Owned (1)	of Total (2)
Watson Pharmaceuticals, Inc., and Coventry Acquisition, Inc. (3) 311 Bonnie Circle Corona, California 92880	11,200,000	13.3%

John P. Curran (4) 230 Park Avenue New York, New York 10017	6,691,393	7.9%

David M. Knott/Dorset Management Corporation (5) 485 Underhill Boulevard, Suite 205 Syosset, New York 11791	6,190,464	7.1%

Perry Corp. and Richard C. Perry (6) 767 Fifth Avenue, 19th Floor New York, New York 10153	6,111,901	7.0%

Goldman Capital Management, Inc. (7) 320 Park Avenue New York, New York 10022	4,585,350	5.5%

Directors and Named Executive Officers:

Valerie L. Andrews (8)	41,289	*

Edward A. Blechschmidt (8)	84,731	*

Anthony R. Campbell (9)	6,190,464	7.1%

Frank C. Condella, Jr. (8)	262,764	*

James S. Crofton (8)	48,981	*

Cristina Csimma	-	*

Lawrence A. Gyenes (8)	175,000	*

Stephen G. Kasnet (8)	136,981	*

Michael McGrane (8)	921,571	1.1%

Robert S. Mills (8)	1,035,025	1.2%

Selwyn P. Oskowitz, M.D. (8)	115,989	*

G. Frederick Wilkinson (10)	11,620,000	13.8%

All Directors and Executive Officers as a Group (10 persons) (8)(9)(10)(11)	19,871,609	23.0%

*	Signifies less than 1%

(1)
Includes shares that may be acquired through the conversion of shares of convertible preferred stock or convertible debt or the exercise of warrants, stock options, or other rights, in each case, that are convertible or exercisable on or before September 13, 2010.

(2)
Based on 84,134,294 shares outstanding at July 15, 2010. In calculating the percentage of ownership, all shares of Common Stock of which the identified person or group has the right to acquire beneficial ownership on or before September 13, 2010, are deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by that person or group. These shares are not, however, deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by any other person or group.

(3)
Based on Schedule 13G, filed on July 12, 2010, with the SEC by Watson Pharmaceuticals, Inc. (“Watson”), and Coventry Acquisition, Inc. (“Coventry”), in which Coventry (a direct wholly owned subsidiary of Watson) and Watson reported beneficial ownership of 11,200,000 shares of Common Stock.

(4)
Based on Schedule 13G/A filed on April 27, 2010, with the SEC by John P. Curran, which reported beneficial ownership of 6,701,974 shares of Common Stock, and for disclosure purposes in this table Columbia has subtracted 380,952 shares of Common Stock issuable upon conversion of convertible notes that were redeemed by Columbia on July 2, 2010, and added 370,371 shares of Common Stock that were issued on July 2, 2010, in partial consideration for the redemption of the convertible notes. Mr. Curran disclaimed beneficial ownership in the securities reported in the Schedule 13G/A except to the extent of his pecuniary interest therein.

(5)
Based on Schedule 13D, Amendment No. 9, filed on July 7, 2010, with the SEC by Dorset Management Corporation and David M. Knott in which (a) Dorset Management Corporation reported beneficial ownership of 6,095,134 shares of Common Stock that includes 1,200,000 shares of Common Stock issuable upon the conversion the Series E Preferred Shares and 657,002 shares of Common Stock issuable upon the exercise of warrants, and (b) David M. Knott reported beneficial ownership of the shares reported as beneficially owned by Dorset Management Corporation plus 95,330 additional shares of Common Stock. The aggregate number of shares reported includes shares described in footnote 9 below that are owned by Anthony R. Campbell, a senior analyst of Dorset Management Corporation and a member of Knott Partners Management LLC.

(6)
Based on Schedule 13G filed on July 6, 2010, with the SEC by Perry Corp. and Richard C. Perry, which reported beneficial ownership of 6,111,901 shares of Common Stock, that includes 1,750,000 shares of Common Stock issuable upon conversion of Series E Preferred Shares and 1,028,571 shares of Common Stock issuable upon exercise of warrants.

(7)
Based on a telephone conversation on March 17, 2010, between Frank C. Condella, Jr., Chief Executive Officer of the Company, and Neil Goldman, President of Goldman Capital Management, Inc., in which Mr. Goldman reported beneficial ownership of 4,585,350 shares of Common Stock.

(8)
Includes shares of Common Stock that may be acquired upon the exercise of options exercisable within 60 days after July 15, 2010, as follows: Ms. Andrews, 12,000 shares; Mr. Blechschmidt, 15,000 shares; Mr. Condella, 100,000 shares; Mr. Crofton, 12,000 shares; Mr. Gyenes, 125,000 shares; Mr. Kasnet, 12,000 shares; Mr. McGrane, 831,810 shares; Mr. Mills, 960,725 shares; and, Dr. Oskowitz, 83,000 shares.

(9)
Includes Mr. Campbell’s direct ownership of 122,265 shares of Common Stock, indirect ownership of 126,574 shares of Common Stock, and 25,000 shares of Common Stock that may be acquired upon the exercise of warrants exercisable within 60 days after July 15, 2010. Also includes beneficial ownership of the shares described in footnote 5 above reported as beneficially owned by Dorset Management Corporation and David M. Knott.

(10)
Includes Mr. Wilkinson’s direct ownership of 70,000 shares of Common Stock and 350,000 shares of Common Stock that may be acquired upon the exercise of warrants exercisable within 60 days after July 15, 2010. Also includes beneficial ownership of the shares of Common Stock described in footnote 3 above reported as beneficially owned by Watson Pharmaceuticals, Inc., and Coventry Acquisition, Inc.

(11)	Does not include Mr. Mills who resigned from his position as President and Chief Operating Officer of the Company effective May 14, 2010.

Series B Preferred Stock. Michael Nissan and Marla S. Nissan of 876 Park Avenue, New York, New York 10021, hold all 130 outstanding shares of the Series B Preferred Stock as of July 15, 2010.

Series E Preferred Stock.  The following table sets forth, as of July 15, 2010, information with respect to each person known to us to be the beneficial owner of more than 5% of Columbia’s Series E Preferred Stock.

Series E Preferred Stock
	Number of Shares	Percentage
Name and Address of Beneficial Owner	Beneficially Owned	of Total (1)
Perry Partners International, Inc. 767 Fifth Avenue, 19th Floor New York, New York 10153	25,536	43.3%

Knott Partners Offshore Master Fund, L.P. 485 Underhill Boulevard, Suite 205 Syosset, New York 11791	9,580	16.2%

Perry Partners, L.P. 767 Fifth Avenue, 19th Floor New York, New York 10153	9,464	16.0%

Knott Partners, L.P. 485 Underhill Boulevard, Suite 205 Syosset, New York 11791	7,980	13.5%

Shoshone Partners, L.P. 485 Underhill Boulevard, Suite 205 Syosset, New York 11791	5,180	8.8%

(1)	Based on 59,000 shares of Series E Preferred Stock outstanding at July 15, 2010.

As of July 15, 2010, we know of no persons, other than those listed above, who beneficially own, as determined under rules of the SEC, more than 5% of our outstanding shares of Common Stock, Series B Preferred Stock or Series E Preferred Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules issued thereunder, requires our directors and executive officers and beneficial owners of more than 10% of the outstanding shares of our Common Stock to file reports of ownership and changes in ownership of our Common Stock with the SEC. Copies of these reports are furnished to Columbia. The Company is required to identify any of those individuals who failed to file such reports on a timely basis. Based solely on our review of the copies of such reports furnished to us, and representations from the persons subject to Section 16(a) with respect to our company, we believe that during 2009 all of our executive officers, directors and 10% stockholders complied with the Section 16(a) requirements.

Change in Control of the Company

Watson Transactions
On July 2, 2010, the Company completed the previously announced sale to Coventry Acquisition, Inc. (“Coventry”), a subsidiary of Watson Pharmaceuticals, Inc. (“Watson”), pursuant to the terms of that certain Purchase and Collaboration Agreement, dated as of March 3, 2010 (the “Purchase Agreement”), among the Company, Coventry and Watson of (i) substantially all of its assets primarily relating to the research, development, regulatory approval, manufacture, distribution, marketing, sale and promotion of pharmaceutical products containing progesterone as an active ingredient, including CRINONE® 8% progesterone gel, PROCHIEVE® 4% progesterone gel and PROCHIEVE® 8% progesterone gel, each sold by the Company in the United States (collectively, the “Progesterone Products”), including certain intellectual property, promotional materials, contracts, product data and regulatory approvals and regulatory filings (the “Purchased Assets”), and (ii) 11,200,000 shares (the “Acquisition Shares”) of the Company’s Common Stock. The Company has retained certain assets and rights relating to its progesterone business, including all rights necessary to perform its obligations under its agreement with an affiliate of Merck Serono S.A. (“Merck Serono”). The transactions pursuant to the Purchase Agreement and the ancillary agreements thereto are referred to herein as the “Watson Transactions.”

In consideration for the sale of the Purchased Assets and the Acquisition Shares, the Company received $47 million in cash and Coventry assumed certain liabilities associated with the Purchased Assets. Coventry reported that the source of the funds used to effect the Watson Transactions was working capital. In addition, pursuant to the terms of the Purchase Agreement, Coventry agreed to pay the Company up to $45.5 million in cash upon the achievement of several contingent milestones as follows: (i) upon the delivery of results from the Company’s Phase III PREGNANT Study designed to evaluate the ability of PROCHIEVE® 8% to reduce the risk of preterm birth in women with a short cervix of between 1.0 and 2.0 centimeters (the “PTB Indication”) as measured by transvaginal ultrasound at mid-pregnancy (the “PREGNANT Study”) and (A) if the results of the PREGNANT Study reflect the achievement of a primary endpoint, reduction in preterm birth, p-value that is less than or equal to 0.05 and greater than 0.01, $6 million or (B) if the results of the PREGNANT Study reflect the achievement of a primary endpoint, reduction in preterm birth, p-value that is less than or equal to 0.01, $8 million; provided, however, in each case, the results reflect the achievement of a secondary endpoint, infant outcomes composite score, p-value that is less than or equal to 0.05; (ii) upon acceptance by the United States Food and Drug Administration of a new drug application (or a supplemental new drug application) to market PROCHIEVE® 8% for the PTB Indication, $5 million; (iii) upon the first commercial sale of PROCHIEVE® 8% in the United States for the PTB Indication, $30 million; (iv) upon filing and acceptance by the applicable regulatory authority of an application for the authorization to market a Progesterone Product for the PTB Indication in a country or jurisdiction outside the United States, $0.5 million; and (v) upon a grant by any applicable regulatory authority of an approval to market a Progesterone Product for the PTB Indication in a country or jurisdiction outside of the United States, $2 million.

Pursuant to the Purchase Agreement, Coventry has also agreed to make certain royalty payments to the Company in each year during the relevant royalty period based on the sales of certain Progesterone Products (each a “Royalty Product”), at the rates of (A) 10% of the portion of annual United States net sales which are less than or equal to $150,000,000, (B) 15% of the portion of annual United States net sales which are greater than $150,000,000 and less than or equal to $250,000,000, (C) 20% of the portion of annual United States net sales which are greater than $250,000,000 and (D) 10% of annual net sales outside of the United States in a country where Coventry or its affiliates are commercializing any Royalty Product; provided, however that (x) if generic entry by a third party with respect to any Royalty Product occurs in any country such that quarterly net sales of such Royalty Product in such country are reduced by 50% and such reduction is directly attributable to the marketing or sale in such country of such generic equivalent, the royalty rate shall be reduced by 50% in such country (a “Generic Entry”), (y) if Coventry or any of its affiliates grants any licenses, sublicenses, distribution or marketing rights or otherwise collaborates with a third party to commercialize any Royalty Product in a country outside of the United States, in lieu of royalties payable in respect of net sales, the Company will be entitled to 20% of gross profits associated with such commercialization in such country, and (z) in the event that a Generic Entry by Coventry or its affiliates with respect to any Royalty Product in a country occurs in the circumstances permitted by the Purchase Agreement, in lieu of royalties payable in respect of net sales for such generic product, the Company will be entitled to 20% of gross profits associated with the commercialization of such generic product in such country.

Pursuant to the Purchase Agreement, the Company and Coventry have also agreed to collaborate with respect to the development of Progesterone Products. In connection therewith, the parties agreed to establish a joint development committee to oversee and supervise all development activities. The Company will be responsible for completion of the PREGNANT Study and such other activities as determined by the joint development committee. The Company will be responsible for the costs of conducting the PREGNANT Study and the preparation, filing and approval process of the related new drug application (or supplemental new drug application) up to a maximum amount of $7 million from January 1, 2010. All other development costs incurred in connection with the development collaboration will be paid by Coventry.

The parties, pursuant to the Purchase Agreement, have entered into various ancillary agreements including an Investor’s Rights Agreement, a Supply Agreement pursuant to which the Company will supply the Progesterone Products to Coventry for sale in the United States at a price equal to 110% of the cost of goods sold, and a License Agreement relating to the grant of certain intellectual property licenses. Pursuant to the Investor’s Rights Agreement, Coventry has the right to designate one director (the “Designee”) for election to Columbia’s Board. On July 8, 2010, the number of members of the Board was increased to eight and, in accordance with the Company’s bylaws, the Board appointed the Designee, Mr. G. Frederick Wilkinson, Executive Vice President — Global Brands of Watson Pharmaceuticals, Inc., to serve on the Board until the next annual meeting of the Company’s stockholders. The Company also agreed pursuant to the Investor’s Rights Agreement to use its commercially reasonable efforts to facilitate the re-election of the Designee until such time as Coventry ceases to hold at least 10% of the outstanding shares of the Company’s Common Stock. Following the Watson Transactions, Watson and Coventry reported beneficial ownership of 11,200,000 shares of the Company’s Common Stock or 13.3% of shares outstanding.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BDO USA, LLP (“BDO”) (formerly BDO Seidman, LLP), serves as the Company’s independent registered public accounting firm and has served in that capacity since July 2008. The decision to engage BDO as the Company’s independent registered public accounting firm was approved by the Audit Committee of the Board.

The Audit Committee considered the independence of BDO and whether the audit and non-audit services BDO provides to the Company are compatible with maintaining that independence. The Audit Committee has adopted a set of policies governing the provision of non-audit services by BDO; those policies are included in the Audit Committee’s report. See “Board of Directors and Corporate Governance – Audit Committee.” The Audit Committee has adopted procedures by which the Audit Committee must approve in advance all services provided by and fees paid to the Company’s independent registered public accounting firm. The advance approval requirement was not waived in any instance during the past fiscal year.

Fees and Services of BDO USA, LLP (Formerly BDO Seidman, LLP)

The following table sets forth the aggregate fees billed to the Company by BDO for the fiscal year ended December 31, 2009 and 2008:

	2009	2008
Audit Fees (1)	$420,700	$348,000
Audit-Related Fees (2)	16,000	2,500
Tax Fees (3)	53,500	-
All Other Fees	-	-
Total	$490,200	$350,500

(1) Audit fees consisted of fees for audit work performed in the audit of financial statements, including the audit of our internal controls over financial reporting required by Section 404 of the Sarbanes-Oxley Act, as well as fees for quarterly reviews and registration statements.
(2) Audit-related fees consisted principally of fees for consulting on financial accounting and reporting standards for certain transactions and related matters.
(3) Tax fees consisted principally of fees for work performed with respect to tax compliance and tax planning.

The Audit Committee has adopted a formal policy on auditor independence requiring the advance approval by the Audit Committee of all audit and non-audit services provided by our independent registered public accounting firm. In determining whether to approve any services by our independent registered public accounting firm, the Audit Committee reviews the services and the estimated fees and considers whether approval of the proposed services will have a detrimental impact on the auditor’s independence. On an annual basis, our management reports to the Audit Committee all audit and non-audit services performed during the previous 12 months and all fees billed by our independent registered public accounting firm for such services.

In fiscal 2008 and 2009, all audit and non-audit services and the corresponding fees were approved by the Audit Committee.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The Board in General

Directors are required by Columbia to be less than age 72 when elected or appointed unless the Board waives that provision with respect to an individual director whose continued service is deemed uniquely important to the Company. The Board can fill vacancies and newly created directorships, as well as amend the bylaws to provide for a greater or lesser number of directors.

The Board is currently comprised of eight members. The members of the Board are Valerie L. Andrews, Edward A. Blechschmidt, Anthony R. Campbell, Frank C. Condella, Jr., James S. Crofton, Stephen G. Kasnet, Selwyn P. Oskowitz, M.D., and G. Frederick Wilkinson.

The Role of the Board in Corporate Governance and Risk Oversight

Pursuant to the Company’s bylaws and the General Corporation Law of the State of Delaware, Columbia’s business and affairs are managed under the direction of the Board. The Board plays an important role in the governance of the Company and in directing management’s overriding objective, the pursuit of long-term growth and increasing stockholder value. The responsibilities of the Board include:

●	Establishing the Company’s strategic plan;
●	Establishing broad corporate policies and reviewing overall performance;
●	Overseeing Company management;
●	Management succession;
●	Review and approval of the annual operating plan prepared by management;
●	Monitoring performance in comparison to the operating plan;
●	Consideration of topics relevant to the Company’s ability to carry out its strategic plan;
●	Review of the Company’s investor relations program; and
●	Review and approval of proposed major commitments of corporate resources.

The Board’s involvement in risk oversight involves the Audit Committee, the Compensation Committee, and the full Board of Directors. The Audit Committee reviews materials on a quarterly basis to address the identification and status of major risks to the Company. The Compensation Committee reviews compensation structures and programs to assure that they do not encourage excessive risk taking for compensation purposes, which could result in material adverse effects upon the Company. At meetings of the full Board of Directors, major risks are identified to board members, and the Chairs of the Audit and Compensation Committees report on the activities of the Committees.

Company Management Changes in 2009 and 2010

In exercising its responsibilities for overseeing Company management and management succession, in July 2009, the Board recruited Lawrence A. Gyenes to be the Company’s Senior Vice President, Chief Financial Officer, and Treasurer, following the June 11, 2009 resignation of James A. Meer. Mr. Gyenes brings to the Company 35 years of financial experience in both privately and publicly held companies and a strong financial and industry transaction background, as well as a demonstrated ability to communicate effectively with the investment community.

In December 2009 the Board announced the appointment, effective December 15, of Frank C. Condella, Jr. as Interim Chief Executive Officer.  Mr. Condella has served on the Company’s Board since March 2009. He brings to the Company a strong focus on strategic partnership opportunities, as well as many years of management experience at both small and large specialty pharmaceutical companies - particularly ones with drug delivery and formulation expertise. At that time, Robert S. Mills, who had previously served as Chief Executive Officer agreed to continue to serve on the management team as President and Chief Operating Officer and refocus his talents on the Company’s operations. Mr. Mills resigned from the Company effective May 14, 2010. Effective May 4, 2010, Mr. Condella was appointed President and Chief Executive Officer of the Company.

Board Leadership Structure and Communication with Independent Directors

Since November 2004, Mr. Kasnet, an independent director, has served as Chairman of the Board and presides at regular meetings of the Board.  The Board believes that this structure is appropriate because it results in a balanced leadership, combining an independent Chair with members of management involved in the day-to-day operation of the Company’s business. No single leadership model is right for all companies and at all times. As a result, the Board recognizes that depending on the circumstances other leadership models might be appropriate. Accordingly, the Board will periodically review its leadership structure.

Members of the Board are kept informed of the Company’s business through discussions with the Company’s Chief Executive Officer (the “CEO”) and other senior officers, by reviewing materials provided to them, and by participating in meetings of the Board and its committees. The Board’s independent directors meet regularly in executive session without management participation.  This encourages open discussion.

Share Ownership Guidelines for Independent Directors

On November 17, 2009, the Board adopted guidelines for independent directors to own and hold, as a minimum, that number of shares of the Company’s Common Stock having a market value of at least two times the director’s annual retainer upon the later of (a) three years after the date of original adoption of the guidelines or (b) three years after becoming a director. Each director should make incremental progress toward the ownership goal over the course of the applicable period. The Board believes that these ownership expectations are an important tool in aligning the interests of the Company’s independent directors with the long-term interests of shareholders.

Director Independence

The Board has analyzed the independence of each director and nominee and has determined that, with the exception of Messrs. Condella and Wilkinson, each director qualifies as an “independent” director under the applicable NASDAQ Marketplace Rules, including that each such director or nominee is free of any relationship that would interfere with his individual exercise of independent judgment. In analyzing the independence of Mr. Campbell, the Board considered his position as a Portfolio Manager and Senior Analyst for Dorset Management Corporation, the beneficial owner of more than 5% of the Company’s Common Stock.

All of the Company’s committees are comprised solely of independent directors.

Communications with the Board

The Board has implemented a process by which the Company’s stockholders can communicate directly with independent directors of the Board.  The Company’s stockholders who want to communicate with the Board or any individual director may write to:

Columbia Laboratories, Inc.
354 Eisenhower Parkway
Plaza I, Second Floor
Livingston, NJ 07039
Attn: Board of Directors
- or -
directors@columbialabs.com

The letter should include a statement indicating that the sender is a stockholder of the Company. The Company’s General Counsel will review all stockholder letters to the Board and depending on the subject matter will:

●	Promptly forward any letter that deals with the function of the Board or committees of the Board (or is otherwise appropriate for Board attention) to the director or directors to whom it is addressed;

●	Attempt to handle the inquiry directly if it relates to routine or ministerial matters, including requests for information about the Company and stock-related matters; or
●	Not forward the letter if it relates to an improper or irrelevant topic.

The General Counsel or another member of management will, at each meeting of the Board, present a summary of all letters received since the last meeting that were not forwarded to the Board and will make those letters available to the Board upon request.

Meetings and Attendance During 2009

The Board held 17 meetings in 2009.  The Board had, and continues to have, four standing committees, as described below.  Each director who served as a director during 2009 participated in 75% or more of the meetings of the Board and the committees on which he or she served during the year ended December 31, 2009. At each regular meeting of the Board, the independent directors meet in private without members of management.

Committees of the Board

The Board has the following four committees: (1) Audit Committee, (2) Compensation Committee, (3) Nominating and Corporate Governance Committee, and (4) Scientific Committee. The Board has adopted a written charter for each of the first three committees. The committee charters are posted on our corporate website, which is accessible at www.columbialabs.com and www.cbrxir.com, under the “Investors” tab.

Below is a description of the duties and composition of each standing committee of the Board. Directors hold committee memberships for a term of one year.

Audit Committee

The primary function of the Audit Committee is to oversee Columbia’s reporting processes on behalf of the Board and to report the results of its activities to the Board. The Audit Committee’s primary duties and responsibilities are to:

●
Serve as an independent and objective party to monitor the Company’s financial reporting process, including the review of the financial reports and other financial information provided by the Company to governmental or regulatory bodies, the public or other users, and internal control systems (including any material weaknesses, significant deficiencies and significant changes in internal controls reported to the Audit Committee by the outside auditor or management);

●	Approve the engagement of the Company’s independent registered public accounting firm;
●	Review and appraise the audit efforts of the Company’s independent registered public accounting firm;
●	Provide an open avenue of communication among the Company’s independent registered public accounting firm and financial and senior management of the Company;
●	Review financial press releases;
●	Review and address conflicts of interests of the Company’s directors and executive officers; and
●	Monitor, review, and recommend actions relating to transactions and dealings with related parties.

The Audit Committee acts pursuant to the Audit Committee Charter adopted by the Board on May 12, 2004.
While the Audit Committee has the powers and responsibilities set forth in its charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that Columbia’s financial statements are complete and accurate or are in compliance with generally accepted accounting principles. This is the responsibility of management and the Company’s independent registered public accounting firm.

All of the members of the Audit Committee have been determined by the Board to be independent within the meaning of the applicable NASDAQ Marketplace Rules and Section 10A(m)(3) of the Exchange Act. The Company has identified James S. Crofton as an “audit committee financial expert” as that term is defined in applicable regulations of the SEC.

Members: Mr. Crofton (chair), Mr. Campbell, and Mr. Kasnet	Meetings last year: five

Compensation Committee

Information about the Compensation Committee can be found below under the heading “Compensation Discussion and Analysis.”

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee provides assistance to the Board in identifying, screening, and recommending qualified candidates to serve as directors of Columbia. The Committee also oversees matters of corporate governance and provides counsel to the Board with respect to Board organization, membership, and function.  The Nominating and Corporate Governance Committee acts pursuant to the Nominating and Corporate Governance Committee Charter adopted by the Board on August 16, 2004.

The Nominating and Corporate Governance Committee is responsible for proposing to the Board nominees for election or reelection to the Board based upon recommendations from the Chairman, the CEO, other Board members, and Columbia stockholders.

Board candidates are considered by the Nominating and Corporate Governance Committee on a case-by-case basis. A candidate for election to the Board must possess the ability to apply good business judgment and must be in a position to properly exercise his or her duties of loyalty and care in his or her representation of the interests of stockholders. Candidates should also exhibit proven leadership capabilities, high integrity and experience with a high level of responsibilities within their chosen fields, and have the ability to quickly grasp complex principles of business, finance, and transactions regarding the Company’s industry. In general, preferred candidates will currently hold, or have recently held, an established executive level position and have extensive experience in business, finance, law, science, research, or government. The Nominating and Corporate Governance Committee will consider these criteria for nominees identified by the Committee, by stockholders, or through other sources. When current Board members are considered for nomination for reelection, the Nominating and Corporate Governance Committee will take into consideration their prior Board contributions and performance as well as the composition of the Board as a whole, including whether the Board reflects the appropriate balance of independence, sound judgment, business specialization, technical skills, diversity, and other desired qualities. The Nominating and Corporate Governance Committee will make a preliminary assessment of each proposed nominee based upon the résumé and biographical information, an indication of the individual’s willingness to serve, and other relevant information. This information will be evaluated against the criteria set forth above and the specific needs of the Company at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet the needs of the Company may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Nominating and Corporate Governance Committee will determine which nominee(s) to submit for election. The Nominating Committee will use the same process for evaluating all nominees, regardless of the original source of the nomination.

The Nominating and Corporate Governance Committee and the Board believe that diversity along multiple dimensions, including opinions, skills, perspectives, personal and professional experiences and other differentiating characteristics, is an important element of its nomination recommendations. The Board considers each nominee in the context of the Board as a whole, with the objective of assembling a Board that can best maintain the success of the Company’s business. Although the Board does not have a formal diversity policy, the Nominating and Corporate Governance Committee and the Board periodically review the Board’s membership in light of the Company’s business and strategic objectives, consider whether the directors possess the requisite skills, experience and perspectives to oversee the Company in achieving those goals, and may seek additional directors from time to time as a result of its considerations.

The Nominating and Corporate Governance Committee has adopted a policy that does not permit a non-employee director to be nominated for election as a director at the next Annual Meeting of Stockholders if the director will attain the age of 72 during the term for which he or she would be nominated.

All of the members of the Nominating and Corporate Governance Committee have been determined by the Board to be independent within the meaning of the applicable NASDAQ Marketplace Rules.

Members: Mr. Kasnet (chair), Ms. Andrews, Mr. Blechschmidt, and Dr. Oskowitz	Meetings last year: two

Scientific Committee

The Scientific Committee is responsible for reviewing and advising Company management on the Company’s research and development programs.

All of the members of the Scientific Committee have been determined by the Board to be independent within the meaning of the applicable NASDAQ Marketplace Rules.

Members: Dr. Oskowitz (chair), Mr. Blechschmidt, and Mr. Campbell	Meetings last year: three

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics that applies to all of our directors, executive officers (including our CEO and our Chief Financial Officer and principal accounting officer), and employees of the Company.  The Code was filed as Exhibit 14 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.  Our Code of Business Conduct and Ethics is posted on our corporate website, www.columbialabs.com, which may also be accessed at www.cbrxir.com. We will provide an electronic or paper copy of this document free of charge upon request. If, in the future, we should amend our Code of Business Conduct and Ethics or grant a waiver to our CEO or our Chief Financial Officer and principal accounting officer or controller with respect to our Code of Business Conduct and Ethics, then we will post the amendment or a description of the waiver on our “Investor Relations” website, www.cbrxir.com, which may also be accessed through our corporate website: www.columbialabs.com or in a Current Report on Form 8-K.

Certain Relationships and Related Party Transactions

We have a policy against our directors, officers, employees, and consultants entering into transactions that present actual or potential conflicts of interests. A conflict of interest can arise when a director, officer, employee, or consultant takes an action or has an interest that may make it difficult for him or her to perform his or her work objectively and effectively. Conflicts of interest may also arise when a director, officer, employee, or consultant (or his or her family members) receives improper personal benefits as a result of the director’s, officer’s, employee’s, or consultant’s relationship to us. This policy is reflected in our Code of Business Conduct and Ethics. In addition, the Audit Committee of the Board, pursuant to its charter, is responsible for reviewing and addressing conflicts of interest of directors and executive officers; as well as monitoring and reviewing (including discussing with management and the independent auditor) and, if appropriate, recommending to the full Board the approval or ratification of any transactions or courses of dealing with related parties that are required to be disclosed pursuant to SEC Regulation S-K, Item 404.

Arrangements and Understandings

Except as set forth herein, there are no arrangements or understandings between any of our directors and any other persons pursuant to which such directors was selected as a director or director nominee.

Pursuant to an Investor’s Rights Agreement, dated as of July 2, 2010, between Coventry Acquisition, Inc., a direct wholly owned subsidiary of Watson Pharmaceuticals, Inc., and the Company (the “Investor’s Rights Agreement”), as more fully described in the Current Report on Form 8-K of the Company filed with the SEC on July 6, 2010, pursuant to which Coventry Acquisition, Inc. has the right to designate one director (the “Designee”) for election to the Board, the number of members of the Board was increased to eight and, in accordance with the Company’s bylaws, the Board appointed Mr. Wilkinson, Executive Vice President — Global Brands of Watson Pharmaceuticals, Inc., to serve on the Board until the next annual meeting of the Company’s stockholders. The Company also agreed pursuant to the Investor’s Rights Agreement to use its commercially reasonable efforts to facilitate the re-election of the Designee until such time as Coventry Acquisition, Inc. ceases to hold at least 10% of the outstanding shares of the Company’s Common Stock.

Miscellaneous

There are no family relationships among any of the executive officers and directors of the Company.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

Our Compensation Committee (which is referred to herein as the “Committee” or as the “Compensation Committee”) provides assistance to the Board in fulfilling its responsibility to oversee and participate in the creation and administration of executive compensation programs and practices. Responsibilities of the Committee include, among other things:

•	Review and determination of the annual salary of the Company’s CEO and other officers;
•	Review and approval of the Company’s management incentive compensation policies and programs; and
•	Review and approval of equity compensation programs for the Company’s employees, directors and consultants, including grants of options, restricted stock and other awards thereunder.

The Committee acts pursuant to the Compensation Committee Charter adopted by the Board of Directors on March 11, 2009. This Charter can be found on our corporate website, www.columbialabs.com, and on www.cbrxir.com.  Two Directors served on the Compensation Committee for the full year 2009: Valerie L. Andrews (Chair) and Edward A. Blechschmidt. In addition, Denis M. O’Donnell, M.D. served on the Committee until the 2009 Annual Meeting of Stockholders when he did not stand for reelection. James S Crofton was elected to the Committee at the Board’s meeting on May 21, 2009, and served for the remainder of the year, and Frank C. Condella, Jr. served on the Committee from his election to the Board on March 10, 2009, until his appointment, effective December 15, 2009, as the Interim Chief Executive Officer of the Company.  Each of these individuals was determined by the Board to be independent within the meaning of the applicable NASDAQ Marketplace Rules at the time they served on the Committee.

The Committee meets at regularly scheduled times during the year and on an ad hoc basis as business needs necessitate.  In 2009, the Committee held six meetings.  In addition to the assistance provided by the Company’s management, the Committee has the authority under its charter to retain independent consultants and legal counsel to provide guidance on matters related to executive compensation and other related matters as directed by the Committee. In 2009, the Committee retained counsel to advise it on Mr. Condella’s employment agreement as Interim CEO, but did not retain consultants.

Risk Assessment

The Compensation Committee regularly undertakes a qualitative assessment of the extent to which the Company’s compensation program may aggravate or mitigate risk-taking behavior by executive officers. The Compensation Committee concluded that the Company’s executive compensation program maintains an appropriate balance between risks and rewards, particularly in light of the actions taken by the Compensation Committee to help mitigate risk through the establishment of stock ownership guidelines.

Stock Ownership Guidelines for Named Executive Officers

On November 17, 2009, in order to preserve the linkage between the interests of the Company’s executive officers and those of shareholders, the Compensation Committee recommended and the Board adopted guidelines for executive officer share ownership that are consistent with competitive practice and responsible corporate governance.  Executive officers will be expected to establish a significant level of direct ownership. The CEO is expected to own and hold that number of shares having a value of at least two times base salary, and the other executive officers are expected to own and hold that number of shares having a value of at least the amount of the base salary. The CEO and each named executive officer have five years to comply with the guideline. The Compensation Committee believes that these ownership expectations are an important tool in aligning the interests of the Company’s executives with the long-term interests of shareholders.

Executive Compensation Philosophy and Objectives

Our compensation program for the individuals named in the Summary Compensation Table (the “named executive officers”) is designed and implemented based on our pay-for-performance compensation philosophy.  Our named executive officers for 2009 were Frank C. Condella Jr., who was then serving as the Company’s Interim CEO (“CEO”); Robert S. Mills, President and COO (“COO”), who resigned from the Company effective May 14, 2010; Lawrence A. Gyenes, Senior Vice President, Chief Financial Officer and Treasurer (“CFO”), Michael McGrane, Senior Vice President, General Counsel and Secretary (“GC”), and James A. Meer, who resigned effective June 11, 2009. Mr. Condella became Interim CEO on December 15, 2009, and was appointed President and Chief Executive Officer on May 4, 2010. Mr. Gyenes joined the Company as CFO on July 15, 2009.

We strive to adhere to this philosophy by differentiating the pay and rewards of our executive officers based on their demonstrated performance and potential to contribute to the long-term success of the Company. Competing for talent in the rapidly changing and increasingly competitive pharmaceutical industry is both challenging and critical to our success.  We need and want the best people to be excited and motivated to work at Columbia and to understand that their rewards are driven by the Company’s performance and by their individual contributions to the Company’s performance.  The quality of the Company’s talent is a key component of long-term stockholder value.

The Company has entered into employment agreements with its executive officers because we believe that they are a fair and effective way to maintain focus on our business in the face of market and other volatility in our industry. The agreements with Messrs. Condella, Gyenes, and McGrane provide for severance and change of control payments.

We have established a total rewards framework that supports our compensation philosophy through the following objectives:

•	to afford our executives a competitive total rewards opportunity comparable to organizations with which we compete for executive talent;

•	to allow us to attract and retain executives who can perform and succeed in our fast-paced and challenging environment; and

•	to deliver pay in a cost efficient manner that aligns employees’ rewards with stockholders’ long-term interests.

Compensation Program Elements and Pay Level Determination

The Committee undertakes discussions and assessments of compensation related programs and the performance of management throughout the year. Early in the Company’s fiscal year, the Committee reviews and recommends base salaries, annual cash incentive bonus payments, and equity incentives for all executive officers based on the prior year’s performance, which are then approved by all independent (non-employee) directors.

As part of the review process, the CEO provides to the Committee an individual assessment of the major accomplishments of each executive officer over the prior year and recommends compensation actions for each executive officer.  The Committee evaluates the performance of our CEO and recommends to the Board for its approval all compensation elements and amounts to be awarded to our CEO.  Our CEO, who is a member of the Board of Directors, does not participate in Board decisions relating to his own compensation. The key metrics we use to measure the performance of our executive officers can be grouped in the following categories:

•	Financial – We evaluate measures of our financial performance, including revenue growth and other matters such as expense management.

•
    Strategic – We monitor the performance of our executive officers in furthering the strategic success of the Company.  This includes achieving targeted revenues, completing recruitment in a clinical study, ensuring talent is effectively managed, and evaluating and establishing new partnership opportunities.

•
    Operational – We include operational measures in our determination of success, including the quality of our leadership development and teamwork, and effective recruitment and retention of talented employees.

The Committee considers the recommendation of the CEO and other information (including each executive’s significant accomplishments, external competitiveness, Company performance, progress towards strategic objectives, and internal equity among executive officers) and applies its knowledge and discretion to determine the compensation for each executive officer.

To understand external competitiveness, the Committee compares each element of total compensation against a peer group of publicly traded pharmaceutical and biotechnology companies.  Company management recommends a list of companies as the peer group, factoring stage of development, types of products sold or developed, market capitalization, revenues, and number of employees. The Committee reviews the list of companies and determines the peer group composition as it deems appropriate and reasonable. For 2009, the Committee determined the final peer group to consist of 13 publicly-traded companies. The Committee considers the mean and median base salaries, annual incentive bonuses, and equity awards to executives of the peer group of companies in relation to the Company’s executive compensation, as well as the background, education, and experience of each named executive officer.

Public Company Peer Group

The following companies comprise our public company peer group.

Acadia Pharmaceuticals, Inc.
Adolor Corp.
Ariad Pharmaceuticals, Inc.
ArQule, Inc.
Biosante Pharmaceuticals, Inc.
Cytokinetics, Incorporated
DepoMed, Inc.
GenVec Inc.
MiddleBrook Pharmaceuticals, Inc.
Neurocrine Biosciences, Inc.
SuperGen, Inc.
Unigene Laboratories Inc.
Vical, Inc.

Components of our Executive Compensation Program

Total compensation for our named executive officers is a mix of cash and equity awards. Base salaries and discretionary annual incentive bonuses are paid in cash. Long-term incentives consist of equity awards, including stock options and restricted stock awards. Indirect compensation consists of standard employee benefits.

Each component of compensation and selected benefits is summarized in the following table.

Component	Purpose/Description
Base salary	Competitive fixed income for performance of day-to-day responsibilities, paid semi-monthly.
Annual incentive bonus	Rewards achievement of annual goals that support short-term (annual) business objectives, paid in cash after the relevant fiscal year.
Equity compensation	Fosters a culture of ownership, aligns compensation with stockholder interests, and promotes long-term retention with the Company. Consists primarily of the following equity-based awards.
• Stock options
Provides compensation tied to the price of our Common Stock. The awards generally vest in increments of 25% on each of the first four anniversaries of the grant date and have no value if our Common Stock price is below the exercise price.

• Restricted stock
Provides compensation tied to the price of our Common Stock. Supports an ownership mentality, encouraging our executives to act in a manner consistent with the long-term interests of the Company and its stockholders. Restricted stock grants vest over time.

Benefits	Standard employee benefits, such as health, dental, vision, disability, and life insurance.
Retirement Benefits	Standard employee 401(k) plan. The Company matches 50% of the first 4% of contributions. The Company suspended the matching contribution in February 2009 and reinstated it on January 1, 2010.
Perquisites	None

While the general mix of each component is considered in the design of our total compensation program, the Committee does not target a specific mix of pay either in its program design or in its compensation determinations. By design, our executive officers have more variability in their compensation than non-executives, to more closely tie their compensation to the Company’s overall performance.  Company management also provides the Committee a tally sheet for each executive officer that sets forth all components of the executive’s compensation, including salary, cash bonus, value of equity compensation, the dollar value to the executive and cost to the Company of all benefits, and the actual projected payout obligation under potential severance and change-in-control scenarios. The tally sheets show the impact of the proposed award or payment on each compensation component and on aggregate compensation.  The Committee makes all executive compensation recommendations and decisions with reference to the provided tally sheets, with a goal of establishing and administering an overall executive compensation program that is fair and reasonable both to our executives and our stockholders.

Base Salary

We pay our executive officers base salaries to provide a baseline level of compensation that is both competitive with the external market and commensurate with each executive officer’s past performance, experience, responsibilities, and skills. The base salary levels of our executive officers may be increased from time to time to recognize external competitive compensation levels, internal pay equity, and individual contributions and performance.

Changes in Base Salaries for 2010

Generally, the Committee compares our executive officers with base salaries for comparable positions in the peer group companies. In connection with determining the base salary levels for the Company’s executive officers, the Committee compares their total cash compensation (i.e. base salary plus target annual bonus) to total cash compensation for comparable positions in the peer group companies. As a result of the December 2009 appointment of Mr. Condella as the Interim Chief Executive Officer and Mr. Mills as President and Chief Operating Officer, Mr. Mills’ base salary for 2010 was decreased by 10% to reflect the change in his position. Mr. Gyenes was hired on July 15, 2009, and therefore the Committee did not recommend an increase in his base salary for 2010. The Committee recommended a 1.5% cost of living increase in Mr. McGrane’s base salary from the previous year to $300,000.

The table below shows annual 2009 and 2010 salaries for each named executive officer who was employed by the Company as of the end of the 2009 fiscal year.

Name	Position	Ending 2009 Salary	2010 Salary	Percentage (%) Increase (Decrease)
Frank C. Condella Jr.	Interim Chief Executive Officer	$375,000	$375,000(1)	None
Robert S. Mills(2)	President & Chief Operating Officer	$390,000	$350,000	(10%)
Lawrence Gyenes	Senior Vice President, Chief Financial Officer & Treasurer	$325,000	$325,000	None
Michael McGrane	Senior Vice President, General Counsel & Secretary	$295,700	$300,000	1.5%
(1)	Mr. Condella was appointed President and Chief Executive Officer on May 4, 2010, with an annual salary of $325,000.
(2)	Mr. Mills resigned from the Company effective May 14, 2010.

2009 Annual Cash Incentive Bonus

We maintain an annual cash incentive program (the “Incentive Plan”), the purpose of which is to motivate and reward the attainment of annual Company and individual performance. For all participants, annual incentive opportunities, which are expressed as a percentage of base salary, can range from 0% to 150% of targeted levels, depending on the degree of attainment of pre-established Company goals for that particular year. Bonus targets for Messrs. Mills, Gyenes, and McGrane are 50%, 40%, and 40% of salary, respectively, pursuant to their individual employment agreements. As Interim CEO, Mr. Condella did not participate in the Incentive Plan in 2009.

Actual payouts under the Incentive Plan are recommended by the Committee to the Board based on achievement of corporate goals, overall individual performance, and the broad discretion of the Committee and Board. Our corporate goals are jointly established at the beginning of each year by management and the Committee and are approved by the Committee and the Board.  Once the corporate goals are finalized and approved by the Board, they are clearly communicated to executives.  Executives are aware of the overall bonus program, targets, annual goals, and performance measures that impact the annual bonus payout.

The extent to which corporate goals are achieved is assessed by the Committee with input from the CEO and other members of management.  The Committee considers the following in assessing cash bonuses:

•	The extent to which corporate goals are achieved or exceeded;

•	The overall success of the Company throughout the year as determined by factors such as progress in key programs, execution of the strategic plan, and share price; and

•	Positive or negative events occurring throughout the year unrelated to pre-established corporate goals.

For the fiscal year ended December 31, 2009, the Compensation Committee recommended a 45% achievement award for 2009 under the Incentive Plan. The following table summarizes the Company’s goals and results for 2009 and the Committee’s assessments of goal achievements.

Company Goal	Weight	Results	Achievement
Achieve 2009 targeted revenue and earnings before interest, taxes, depreciation, amortization, and stock compensation expense.	30%	Goal partially met by earnings before interest, taxes, depreciation, amortization, and stock compensation expense	20%

Complete enrollment in the PREGNANT Study by December 31, 2009.	30%	Goal not met	0%

Ensure Company’s capital structure is sufficient for ongoing activities.	20%	Goal partially met through financing activities	5%

Advance business development initiatives.	10%	Goal met	10%

Strengthen Financial Operations and Investor Relations function.	10%	Goal met	10%

Total	100%		45%

The cash bonus awards to the named executive officers for 2009 performance, other than Mr. Condella, who was not eligible, were determined as follows:
Name	Position	2009 Target Bonus	Company Performance Factor	Individual Performance Factor	2009 Bonus
Robert S. Mills (1)	President & Chief Operating Officer	$195,000	45%	90%	$78,000
Lawrence Gyenes	Senior Vice President, Chief Financial Officer & Treasurer	$130,000	45%	140%	$35,750 (2)
Michael McGrane	Senior Vice President, General Counsel & Secretary	$118,280	45%	100%	$53,226
(1)	Mr. Mills resigned from the Company effective May 14, 2010.
(2)	Mr. Gyenes’ 2009 bonus was prorated from his July 15, 2009 employment date.

Equity Compensation

An equity compensation program is provided to all employees to foster a culture of ownership, align compensation with stockholder interests, and promote long-term retention with the organization.  Each year the Committee determines the types of awards to be used for equity compensation.  In doing so, the Committee considers the ability of each type of award to achieve key compensation objectives (such as employee retention, motivation, and attraction), the needs of the business, competitive market practices, dilution, and expense constraints, as well as tax and accounting implications.

The exercise price for each stock option awarded under the Columbia Laboratories, Inc. 1996 Long-Term Performance Plan (the “1996 Plan”) and the Columbia Laboratories, Inc. 2008 Long-Term Incentive Plan (the “2008 Plan”) is equal to or greater than the fair market value (i.e. the average of the high and low prices for the 1996 Plan and the closing price for the 2008 Plan) for the Company’s Common Stock on the NASDAQ Global Market on the date of grant.  The 2008 Plan was adopted by the Stockholders at the 2008 Annual Meeting and supplants the 1996 Plan for all grants following the adoption of the 2008 Plan.  We refer to the 2008 Plan and the 1996 Plan, collectively, as our “Long-term Performance Plans.”  Stock option grants and restricted stock awards are made at Board and Committee meetings that are generally scheduled a year in advance and scheduling decisions are made without regard to anticipated financial reporting dates or other major announcements by the Company.

In general, newly hired employees, including executive officers, are granted options and/or restricted stock effective on the first day of employment, with the options having an exercise price set at the fair market value (i.e. the closing price) for our Common Stock on the NASDAQ Global Market on the employment start date. The employees’ start dates are scheduled without regard to anticipated financial reporting dates or other major announcements by the Company. Mr. Condella was granted 100,000 options on December 11, 2009 as part of his employment agreement when he joined Columbia as Interim Chief Executive Officer, effective December 15, 2010. Mr. Gyenes was granted 125,000 options on July 15, 2009 as part of his employment agreement when he joined the Company as CFO on July 15, 2009.

We have historically made an annual grant of employee stock options at the time of the annual review of each executive’s performance, usually in late February or early March. In 2010 the Committee decided to defer the recommendation of an annual grant of stock options for all employees during the first six months of the year due to the pending Watson Transactions (described above). Generally, option grants vest 25% on each of the first four anniversaries of the grant date to provide an incentive for employees to remain with the Company and to increase shareholder value.  Pursuant to our stock option plans, the closing of the Watson Transaction on July 2, 2010, vested all stock options and restricted shares. The Committee plans to consider a grant of stock options and restricted stock with the objective of granting equity compensation as a long term incentive for increasing shareholder value and retaining talent following the closing of the Watson Transactions.

Benefits and Perquisites

All named executive officers are offered the standard benefit plans that are offered to other full-time employees of the Company.  These standard benefits include health, dental, vision, life insurance, and both short- and long-term disability.  In addition, the Company has provided a 401(k) plan and generally a 50% match of contributions up to 4% of salary.  The Company suspended the matching contributions to the plan in February 2009, and reinstated it on January 1, 2010. Mr. Condella receives a payment of $2,000 per month in lieu of receiving group medical, dental and vision benefits that are available to the other executive officers. The Company does not provide perquisites for our executive officers.

Termination or Change in Control

The Company has entered into employment agreements with each of our named executive officers in which each executive officer has agreed to certain confidentiality and non-competition provisions. The employment agreements for Messrs. Mills, Gyenes and McGrane contain severance arrangements that provide for payments and other benefits if the officer’s employment is involuntarily terminated (except for “Cause,” as that term is defined in the agreements) or not renewed by the Company. Mr. Condella’s agreement provides a severance arrangement in the event of termination “Without Cause,” or for “Good Reason” as those terms are defined in the agreement.

The employment agreements for Messrs. Condella, Mills, Gyenes and McGrane also incorporate an executive change in control severance agreement that provides payments to the executive under certain circumstances. Payments under the agreements are subject to a “double trigger,” meaning payments require both a change in control and a termination by the Company without cause or by the executive for “good reason.”  We believe agreements of this type can be important components of our effort to recruit and retain senior executives, particularly for companies at our stage of development and in our relatively high-risk industry.

A further discussion of the terms and payouts under each of these agreements is set forth below under the heading Potential Payments upon Termination or Change in Control.

Tax Considerations

Section 162(m) of the Internal Revenue Code limits to $1 million the deductibility for federal income tax purposes of annual compensation paid by a publicly held company to its chief executive officer and its other named executive officers (other than its chief financial officer), unless certain conditions are met.  To the extent feasible, we structure executive compensation to preserve deductibility for federal income tax purposes.  In this regard, our equity incentive plans are designed to preserve, to the extent otherwise available, the deductibility of income realized pursuant to these plans. Nevertheless, we retain the flexibility to authorize compensation that may not be deductible if we believe it is in the best interest of the Company.

Compensation Committee Report

The Compensation Committee evaluates and establishes compensation for executive officers and oversees the Company’s compensation policies, the Long-term Performance Plans, Incentive Plan, and other benefit programs.  Management has the primary responsibility for the Company’s financial statements and reporting process, including the disclosure of executive compensation.  We have reviewed and discussed with management this Compensation Discussion and Analysis included in this Proxy Statement and in our 2009 Annual Report on Form 10-K/A.  The Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in our 2009 Annual Report on Form 10-K/A for filing with the SEC.

Valerie L. Andrews, Chair
Edward A. Blechschmidt
James S. Crofton

EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

	Year	Salary	Stock Awards1	Option Awards2	Non-Equity Incentive Plan Compen- sation	Bonus3	Change in Pension Value and Nonqualified Deferred Compen- sation Earnings4	All other compen- sation5	Total
Frank C. Condella Jr.,6
Interim Chief Executive Officer	2009	$17,067	$-	$61,425	$-	$-	$-	$1,092	$79,584
Robert S. Mills,7	2009	$390,000	$31,920	$130,806	$78,000	$-	$-	$1,300	$632,026
President and Chief Operating Officer	2008	$383,933	$55,920	$263,837	$-	$-	$-	$4,600	$708,290
	2007	$351,332	$28,000	$281,220	$123,760	$-	$-	$4,500	$788,812
Lawrence A. Gyenes,8 Senior Vice President, Chief Financial Officer, and Treasurer	2009	$150,208	$-	$102,584	$35,750	$-	$-	$-	$288,542
James A. Meer,9	2009	$138,022	$23,275	$100,907	$-	$-	$-	$372,167	$634,371
Senior Vice President, Chief Financial Officer, and Treasurer	2008	$272,500	$40,775	$181,090	$-	$-	$-	$4,600	$498,965
	2007	$260,000	$19,600	$196,854	$70,000	$-	$-	$3,444	$549,898
Michael McGrane,	2009	$295,700	$23,275	$100,907	$53,226	$-	$-	$986	$474,094
Senior Vice President, General Counsel, and Secretary	2008	$294,867	$40,775	$182,305	$-	$-	$-	$4,600	$522,547
	2007	$288,883	$22,400	$224,976	$76,000	$-	$-	$3,911	$616,170

1
This column represents the grant date fair values for restricted stock granted in 2007, 2008 and 2009 to the named executive officers. The 2007 and 2008 stock award values were recalculated from amounts shown in prior proxy statements to reflect their grant date fair values, as required by SEC rules effective for 2010. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The Company estimates that no forfeitures will occur. During the year ended December 31 2009, 37,625 restricted shares were forfeited for executive officers. The grant date fair values have been determined based on the assumptions and methodologies set forth in the Company’s 2009 Annual Report on Form 10-K (Note 9, Share-Based Payments).  These amounts reflect the Company’s accounting expense for these awards, and do not correspond to the actual value that will be recognized by the named executive officers.

2
This column represents the grant date fair values of the stock options awarded in 2009, 2008 and 2007, respectively, The 2007 and 2008 option award values were recalculated from the amounts shown in prior proxy statements to reflect the grant date fair value, as required by SEC rules effective for 2010. The grant date fair values have been determined based on the assumptions and methodologies set forth in the Company’s 2009 Annual Report (Note 9, Share-Based Payments). The Company estimates a 10% rate for forfeitures; during the year ended December 31, 2009, 300,500 options were forfeited for executive officers.

3	The Company does not pay a bonus separate from the awards under the Company’s Incentive Plan.
4	The Company does not have a pension plan and does not offer nonqualified deferred compensation.
5
This column represents the Company’s matching contributions to Messrs. Mills, McGrane and Meer's 401(k) savings account of 50% of the first 4% of pay. Mr. Condella receives an addition payment of $2,000 per month in lieu of his receiving group medical, dental and vision benefits that are available to other executive employees. The Company does not pay other compensation and does not offer other perquisites. Mr. Meer received a severance payment from the Company of $371,250, due to his resignation from the Company effective June 11, 2009.

6	Mr. Condella joined the Company on December 15, 2009, as Interim Chief Executive Officer and effective May 4, 2010, was appointed Chief Executive Officer.
7	Mr. Mills left the Company on May 14, 2010.
8	Mr. Gyenes joined the Company on July 15, 2009.
9	Mr. Meer left the Company on June 11, 2009.

2009 Grants of Plan-Based Awards Table

The following table provides information about equity and non-equity awards granted to the named executive officers in 2009.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards1			All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/share)2	Grant Date Fair Value of Stock and Option Awards3
Name of Executive	Grant Date	Threshold	Target	Maximum
Mr. Condella,		-	-	-
Interim Chief Executive Officer6	12/11/2009				-		100,000	5	$0.87	$61,420
Mr. Mills,		-	$195,000	$292,500
President & Chief Operating Officer	3/11/2009				24,000	4				$31,920
	3/11/2009						105,000	5	$1.33	$98,104
	3/11/2009						35,000	5	$1.33	$32,701
Mr. Meer,		-	$96,250	$144,375
Senior Vice President & Chief Financial Officer	3/11/2009				17,500	4				$23,275
	3/11/2009						108,000	5	$1.33	$100,907
	3/11/2009
Mr. Gyenes,		-	$130,000	$195,000
Senior Vice President & Chief Financial Officer	7/15/2009						125,000	5	$1.17	$102,585
Mr. McGrane, Senior Vice President & General Counsel	3/11/2009	-	$118,280	$177,420
					17,500	4				$23,275
	3/11/2009						81,000	5	$1.33	$75,680
	3/11/2009						27,000	5	$1.33	$25,227

1These columns show the range of possible payouts for 2009 under the Incentive Plan as described in the section titled “2009 Annual Cash Incentive Bonus” in the “Compensation Discussion and Analysis” section above.  Messrs. Mills, Gyenes and McGrane received payouts for 2009 under the Incentive Plan. The actual payouts for these named executive officers are reported in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table” above.

2Exercise price is the closing price on the NASDAQ Global Market on the date of grant.

3These amounts represent the grant date fair value of awards for fiscal years 2009, 2008 and 2007, computed in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718. See Note 8 to the consolidated financial statements in our Form 10-K for the fiscal year ended December 31, 2009 regarding assumptions underlying the valuation of equity awards. To see the value actually received by the named executive officers in fiscal year 2009, see the Option Exercises and Stock Vested in 2009 table.

4Represents restricted stock awards granted under the 2008 Plan, of which 25% vests on each of the first, second, third, and fourth anniversaries of the grant date.  The shares are held by the Company in escrow until vested.  The shares may not be sold, transferred, assigned, hypothecated, pledged, encumbered or otherwise disposed of, whether voluntarily or by operation of law, at any time before they vest.  The shares vest immediately if the grantee dies or there is a change in control of the Company, and are canceled upon any other termination of service by the grantee to the Company.  The grantee is responsible for any income or other taxes due with respect to the shares, including on account of the vesting of the shares. The grantee may elect to have shares withheld by the Company upon vesting for taxes.

5Represents stock option awards granted under the 2008 Plan that have a seven-year term, of which 25% vests on each of the first, second, third, and fourth anniversaries of the grant date.

6 Pursuant to his employment agreement as Interim Chief Executive Officer, Mr. Condella did not participate in the Company’s Incentive Plan in 2009.

Outstanding Equity Awards at 2009 Fiscal Year-End

The following table provides information on the holdings of stock options and stock awards by the named executive officers as of December 31, 2009.  The table includes unexercised and unvested option awards and unvested stock awards.  Each equity grant is shown separately for each named executive officer.  The vesting schedule for each grant is shown following this table, based on the option or stock award grant date.  The market value of the stock awards is based on the closing market price of Columbia Common Stock as of December 31, 2009, which was $1.08.

	Option Awards1					Stock Awards2
Name of Executive	Option Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Un-Exercisable	Option Exercise Price	Option Expiration Date	Stock Award Grant Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares or Units That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares or Units That Have Not Vested
Mr. Condella Interim Chief Executive Officer	12/11/2009		100,000	$0.87	12/11/2016
Mr. Mills	5/30/2001	50,000	-	$5.90	5/30/2011
President & Chief Operating Officer	10/18/2001	18,750	-	$4.14	10/18/2011
	1/18/2002	18,750	-	$3.68	1/18/2012
	3/14/2003	39,375	-	$2.98	3/14/2013
	10/28/2003	30,000	-	$10.68	10/28/2013
	5/12/2004	60,000	-	$4.05	5/12/2014
	2/25/2005	206,350	-	$2.05	2/25/2015
	5/17/2005	65,000	-	$2.75	5/17/2012
						5/15/2006	25,000	$2,700
	5/15/2006	37,500	12,500	$4.34	5/15/2013
						2/28/2007	10,000	$10,800
	2/28/2007	225,000	75,000	$1.42	2/28/2014
	3/3/2008	32,500	97,500	$2.40	3/3/2015
	3/3/2008	11,250	33,750	$3.00	3/3/2015
	3/11/2009		140,000	$1.33	3/11/2016
						3/11/2009	24,000	$25,920
Mr. Gyenes	7/15/2009		125,000	$1.17	7/15/2016
Senior Vice President & Chief Financial Officer
Mr. McGrane	1/2/2002	125,000		$3.44	1/2/2012
Senior Vice President & General Counsel	1/2/2002	50,000		$5.94	1/2/2012
	3/14/2003	43,875		$2.98	3/14/2013
	5/12/2004	50,000		$4.05	5/12/2014
	2/25/2005	12,435		$2.05	2/25/2015
	5/17/2005	55,000		$2.75	5/17/2012
						5/15/2006	1,719	$1,857
	5/15/2006	20,625	6,875	$4.34	5/15/2013
						2/28/2007	8,000	$8,640
	2/28/2007	180,000	60,000	$1.42	2/28/2014
	3/3/2008	26,000	78,000	$2.40	3/3/2015
	3/3/2008	4,000	12,000	$3.00	3/3/2015
						3/3/2008	13,125	$14,175
	3/11/2009		108,000	$1.33	3/11/2016
						3/11/2009	17,500	$18,900

1Option Awards Vesting Schedule:

Grant Date	Vesting Schedule
05/30/2001	25% vested on each of the first, second, third, and fourth anniversaries from date of grant.
10/18/2001	25% vested on each of the first, second, third, and fourth anniversaries from date of grant.
01/02/2002	25% vested on each of the first, second, third, and fourth anniversaries from date of grant.
01/02/2002	25% vested on each of the first, second, third, and fourth anniversaries from date of grant.
01/18/2002	25% vested on each of the first, second, third, and fourth anniversaries from date of grant.
03/14/2003	50% vested on each of the first and second anniversaries from date of grant.
10/28/2003	25% vested on each of the first, second, third, and fourth anniversaries from date of grant.
05/12/2004	25%vested on each of the first, second, third, and fourth anniversaries from date of grant.
02/25/2005	100% vested on the date of grant, except in the case of Mr. Mills for whom 43,750 options vested on each of the first, second, third, and fourth anniversaries from date of grant for 175,000 shares.
05/17/2005	25% vested on each of the first, second, third, and fourth anniversaries from date of grant.
05/15/2006	25% vests on each of the first, second, third, and fourth anniversaries from date of grant.
02/28/2007	25% vested at date of grant and 25% vests on each of the first, second, and third anniversaries from date of grant.
03/03/2008	25% vests on each of the first, second, third, and fourth anniversaries from date of grant.
03/11/2009	25% vests on each of the first, second, third, and fourth anniversaries from date of grant.
07/15/2009	25% vests on each of the first, second, third, and fourth anniversaries from date of grant.
12/11/2009
100% vests on the first anniversary of the grant date; provided, however, that if a significant corporate transaction is consummated prior to the first anniversary, 50% of such options shall vest on the date such significant corporate transaction is consummated.  The determination of whether a significant corporate transaction has been consummated shall be made by the Board in a timely fashion and upon a written request by the executive to the Company’s Chairman of the Board of Directors.

2Stock Awards Vesting Schedule:

Grant Date	Vesting Schedule
05/15/2006	25% vests on each of the first, second, third, and fourth anniversaries from date of grant.
02/28/2007	25% vests on each of the first, second, third, and fourth anniversaries from date of grant.
03/03/2008	25% vests on each of the first, second, third, and fourth anniversaries from date of grant.
03/11/2009	25% vests on each of the first, second, third, and fourth anniversaries from date of grant.

Option Exercises and Stock Vested in 2009

The following table provides information for each of the named executive officers on stock options exercised and restricted stock vested during 2009, including the number of shares acquired upon exercise or vesting and the value realized before any withholding tax and broker commission.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized On Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Frank C. Condella Jr.	-	-	36,000(1) 12,000(2)	$46,440 $12,960
Robert S. Mills	-	-	2,500(3) 5,000(4) 6,000(5)	$3,750 $6,850 $9,180
Lawrence Gyenes	-	-	-	-
James A. Meer	-	-	3,500(4) 4,375(5)	$4,795 $6,694
Michael McGrane	-	-	1,719(3) 4,000(4) 4,375(5)	$2,579 $5,480 $6,694

(1)	36,000 shares of Common Stock vested on September 30, 2009, with a closing market price of $1.29.

(2)	12,000 shares of Common Stock vested on December 31, 2009, with a closing market price of $1.08.

(3)	2,500 and 1,719 shares of Common Stock vested for Mr. Mills and Mr. McGrane, respectively, on May 15, 2009, with a closing market price of $1.50 per share.

(4)	5,000, 3,500, and 4,000 shares of Common Stock vested for Mr. Mills, Mr. Meer and Mr. McGrane, respectively, on February 28, 2009, with a closing market price of $1.37 per share.

(5)	6,000, 4,375, and 4,375 shares of Common Stock vested for Mr. Mills, Mr. Meer and Mr. McGrane, respectively, on March 3, 2009, with a closing market price of $1.53 per share.

Payments upon Termination or Change in Control

We have entered into employment agreements with our named executive officers. The employment agreements of Messrs. Condella, McGrane, Mills, and Gyenes require us to provide to them under specified circumstances cash compensation, benefits, and/or acceleration of the vesting of equity awards in the event of termination of employment. These agreements and plans are described below.

For Mr. Condella

The employment agreement for Mr. Condella as Interim CEO, which was effective as of December 31, 2009, did not provide for any benefits to have been paid to Mr. Condella upon termination of his employment with the Company. Mr. Condella’s amended and restated employment agreement provides as follows.

In the event of termination of employment of Mr. Condella by the Company without cause1, or his resignation with good reason2, he will be entitled to the following:

Severance Payment	None
Benefits	(i) pro-rated portion of the $2,000 monthly expense allowance through the effective date of termination and (ii) payment for accrued and unused vacation days.
Options	Full vesting of outstanding options to be exercisable for 180 days after termination.
Restricted Stock	Full vesting of all outstanding restricted stock grants.
Salary	Base salary through the date of termination.
Expenses	Reimbursement for any previously unreimbursed business expenses.

In the event of termination of employment of Mr. Condella as a result of change in control3, he will be entitled to the following:

Severance Payment	Final base salary shall be paid to him consistent with the Company’s normal payroll cycle commencing immediately after his termination for a period of 6 months
Benefits	(i) pro-rated portion of the $2,000 monthly expense allowance through the effective date of termination and (ii) payment for accrued and unused vacation days.
Options	Full vesting of outstanding options to be exercisable for 180 days after termination.
Restricted Stock	Full vesting of all outstanding restricted stock grants.
Salary	Base salary through the date of termination.
Expenses	Reimbursement for any previously unreimbursed business expenses.

1
The employment agreement defines “cause” as (i) willful misconduct by the executive which is seriously harmful to the Company’s current and lawful business interests, (ii) executive’s conviction of a felony or misdemeanor, or (iii) executive’s refusal to carry out the directives of the Board of Directors.

2
The employment agreement defines “good reason” as (i) the failure of the Company to comply with any material provision of the agreement, or (ii) a material reduction in the executive’s job duties or responsibilities, or (iii) a change in executive’s job title, or (iv) a change in executive’s reporting relationship to the Board of Directors, or (v) a material diminution in executive’s status within the Company, and the Company has not cured such failure within 30 days after written notice of such noncompliance has been given by executive to the Company, or if such failure is not capable of being cured in such time, a cure shall not have been diligently initiated by the Company within such 30 calendar day period and the Company shall not have cured such failure within 60 calendar days thereafter.

3
The executive employment agreement defines “change in control” to occur if an entity, or a group of entities acting together, acquires control of 50% or more of the Company’s voting securities with the power to elect a majority of the Board of Directors.

The following table describes the potential payments and benefits under the Company’s agreements and plans to which Mr. Condella would be entitled upon termination of his employment had such termination occurred on July 15, 2010.

Cash Severance Payment1		Vacation Pay2	Continuation of Medical/Welfare Benefits (present value)	Acceleration and Continuation of Equity Awards 3	Excise Tax Gross-up	Total Termination Benefits
Mr. Condella
• Voluntary resignation by employee without good reason	N/A	$25,000	N/A	$0	N/A	$25,000
• Termination by the Company without cause or resignation by employee with good reason	N/A	$25,000	N/A	$0	N/A	$25,000
• Termination by the Company without cause or resignation by employee for good reason after CIC	$162.500	$25,000	N/A	$0	N/A	$187,500
N/A – Not Applicable

1	Payment of the amount of base salary for 6 months following the date of termination.

2	Assumes 20 vacation days. Unused and accrued vacation benefits are paid in a lump sum.

3	All outstanding stock options and restricted stock vested upon closing of the Watson Transactions on July 2, 2010, described above.

For Messrs. Gyenes and McGrane

In the event of termination of employment of Messrs. McGrane or Gyenes by the Company without cause1, or resignation by the executive with good reason2, the executive officer will be entitled to the following:

Severance Payment	Base salary plus the greater of such person’s cash bonus paid in the preceding year or his target bonus.
Benefits
(i) For a period of 12 months following the termination date, continuation of medical, dental and vision coverage in effect on the termination date and (ii) payment for accrued and unused vacation days.

Salary	Base salary through the date of termination.
Expenses	Reimbursement for any previously unreimbursed business expenses.

In the event of termination of employment of Messrs. McGrane or Gyenes as a result of change in control3, the executive officer will be entitled to the following:

Severance Payment	Base salary plus the greater of such person’s cash bonus paid in the preceding year or his target bonus.
Benefits	(i) A lump sum payment equal to the value of the fringe benefits provided to him for the year prior to the change in control and (ii) payment for accrued and unused vacation days.
Options	Full vesting of outstanding options.
Restricted Stock	Full vesting of all outstanding restricted stock grants.
Salary	Base salary through the date of termination.
Expenses	Reimbursement for any previously unreimbursed business expenses.

1
The executive employment agreements define “cause” as (i) the failure or refusal to perform, in any material respect, duties faithfully and diligently;  (ii) gross negligence, recklessness or malfeasance; (iii)  any criminal act; (iv) any act of fraud or other material misconduct resulting or intending to result directly or indirectly in gain or personal enrichment at the expense of Company; (v)  any conduct relating to the business of Company that could reasonably be expected to have a materially detrimental effect on the business or financial condition of the Company; (vi) misconduct which materially discredits or damages Company, or violates Company’s policies or procedures, after Company has notified the executive of the actions Company deems to constitute non-compliance; and (vii) a material breach of obligations relating to confidential information, non-solicitation and non-competition..

2
The executive employment agreements define “good reason” as (i) a material diminution of responsibilities, or working conditions, or duties; (ii) a material diminution in base salary; (iii) a material negative change in the terms or status of an employment agreement; or (iv) an office relocation of more than 100 miles.

3
The change-in-control provisions in the employment agreement for Mr. McGrane requires the Company to pay him an excise tax gross up payment if an excise tax is imposed following a change-in-control. Mr. Gyenes’ employment agreement does not contain a similar provision. The Company currently estimates that no excise tax would be due. The executive employment agreements define “change in control” as a consolidation or merger of Company in which Company is not the continuing or surviving entity or pursuant to which shares of Company’s common stock would be converted to cash, securities or other property, other than a merger of Company in which the holders of Company’s common stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving entity immediately after the merger, or (ii) a sale, lease, exchange or transfer of all, or substantially all, of the assets of the company; (b) a stockholder approval of a plan or proposal for the liquidation or dissolution of the Company; (c) a person shall become a beneficial owner of 40% or more of Company’s outstanding common stock; or (d) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by Company’s stockholders, of each new director was approved by a vote of at least 50% of the directors eligible to vote who were directors at the beginning of the period.

The following table describes the potential payments and benefits under the Company’s agreements and plans to which the named executive officers would be entitled upon termination of their employment had such termination occurred on December 31, 2009.

Cash Severance Payment1		Vacation Pay2	Continuation of Medical/Welfare Benefits (present value)	Acceleration and Continuation of Equity Awards 5,6	Excise Tax Gross-up	Total Termination Benefits
Mr. Gyenes
• Voluntary resignation by employee without good reason	N/A	$25,000	N/A	$0	N/A	$25,000
• Termination by the Company without cause or resignation by employee with good reason	$455,000	$25,000	$15,674(3)	$0	N/A	$495,674
• Termination by the Company without cause or resignation by employee for good reason after CIC	$455,000	$25,000	$18,476(4)	$0	N/A	$498,476
Mr. McGrane
• Voluntary resignation by employee without good reason	N/A	$22,746	N/A	$0	N/A	$22,746
• Termination by the Company without cause or resignation by employee with good reason	$413,980	$22,746	N/A	$0	N/A	$436,726
• Termination by the Company without cause or resignation by employee for good reason after CIC	$413,980	$22,746	$3,305(4)	$43,572	7	$483,603

N/A – Not Applicable

1	Payment of the amount of base salary and the greater of preceding year or target bonus based on such person’s 2009 base salary and target bonus.

2	Assumes no vacation taken in year of termination, and a termination date of December 31, 2009. Unused and accrued vacation benefits are paid in a lump sum.

3	Represents Company paid costs in 2009 for medical, dental and vision insurance. This benefit is for twelve months.

4	Represents Company paid costs in 2009 for life, medical, dental, vision, and short- and long-term disability insurance, and 401(k) match. This benefit is paid in a lump sum.

5
All stock options vest upon a change-in-control pursuant to the terms of the 1996 Plan and the 2008 Plan.  Represents the intrinsic value of both vested and unvested stock options on December 31, 2009, based on the difference between the closing market price of the Company’s Common Stock on December 31, 2009 ($1.08) and the applicable exercise price of all stock options.

6
All restricted stock shares vest upon a change-in-control pursuant to the terms of the 1996 Plan and the 2008 Plan. Assumes the value of all vesting shares of restricted stock at $1.08 a share, the closing market price of the Company’s Common Stock on December 31, 2009.

7
Mr. McGrane’s employment agreement provides for the Company to pay him an excise tax gross up payment if an excise tax is imposed following a change-in-control. Mr. Gyenes’ employment agreement does not contain a similar provision. The Company currently estimates that no excise tax would be due.

For Messrs. Mills and Meer

On April 15, 2010, Robert S. Mills terminated his Amended and Restated Employment Agreement with the Company, dated March 11, 2009 (the “Employment Agreement”), as amended by an Addendum to the Employment Agreement on December 11, 2009 (the “Addendum”), for Good Reason (as defined in the Employment Agreement and Addendum) pursuant to Section 6(d) of the Employment Agreement by resigning from his position as President and Chief Operating Officer of the Company effective May 14, 2010.  In connection with his departure, Mr. Mills received a lump sum severance payment in the amount of $585,000 and the term to exercise any vested and outstanding options held by Mr. Mills as of the date of his termination was extended until the earlier of  (i) the termination date of the original option grant and (ii) December 31, 2012, which resulted in a non-cash charge to the Company of $378,497.

On May 12, 2009, James A. Meer resigned from his position as Senior Vice President and Chief Financial Officer of the Company. The resignation was effective June 11, 2009. On May 18, 2009, the Company and Mr. Meer entered into a separation agreement and general release of claims (the “Separation and Release Agreement”) that provided Mr. Meer with the payments and benefits he would have been entitled to under his Amended and Restated Employment Agreement with the Company dated March 11, 2009 (the “Employment Agreement”) if his Employment Agreement had been terminated by the Company without cause pursuant to Section 6(f). Also pursuant to the Separation and Release Agreement, the Company agreed to extend the exercise period for certain of Mr. Meer’s vested stock option grants until June 11, 2011. In connection with his departure, Mr. Meer received a lump sum severance payment in the amount of $371,250 and the extension of the exercise period for his options resulted in a non-cash charge to the Company of $98,442.

2009 Director Compensation

Directors who are employees receive no additional compensation for serving on the Board.  In 2009, we provided the following annual compensation to directors who were not employees.

Name of Director	Fees Earned and Paid in Cash1	Stock Awards2	Option Awards3	Total ($)
Stephen Kasnet	$67,500	$25,000	–	$92,500
Edward Blechschmidt	$52,000	$25,000	–	$77,000
Denis O’Donnell4	$16,417	–	–	$16,417
Valerie Andrews	$45,000	$25,000	–	$70,000
James Crofton	$52,500	$25,000	–	$77,500
Selwyn Oskowitz	$38,583	$25,000	–	$63,583
Anthony Campbell	$44,917	$25,000	$16,984	$86,901
Frank C. Condella, Jr.5	$32,833	$107,599	–	$140,432

1
This column reports the amount of cash compensation earned in 2009 for Board and Committee service. The Company currently provides to the non-employee directors reimbursement for expenses and the following compensation. The Board has reduced retainers paid in calendar year 2010 by 20%.

Annual Retainer, Chairman	$45,000

Annual Retainer, Vice Chairman	$30,000

Annual Director Retainer (except Chairman and Vice Chairman)	$20,000

Annual Committee Retainer (except Audit Committee)	$1,000

Annual Committee Retainer (Audit Committee)	$2,000

Additional Annual Retainer: Committee Chair (except Audit and Compensation Committees)	$1,000

Additional Annual Retainer: Audit Committee Chair	$15,000

Additional Annual Retainer: Compensation	$6,000

Committee Chair

Meeting Attendance Fees (per day)	$1,500	(in person)
	$500	(by telephone)

Value of restricted stock granted upon election at annual meeting consists of a grant of the number of shares of restricted stock under the Company’s Long-term Performance Plans determined by dividing $25,000 by the fair market value of the Company’s Common Stock on the NASDAQ Global Market on the date of grant.	$25,000

2
This column represents the aggregate grant date fair value of awards of restricted stock granted during the 2009 fiscal year, computed in accordance with ASC 718. The aggregate grant date fair value for the restricted stock awards to each director upon his or her reelection to the Board at the 2009 Annual Meeting of Stockholders was $25,000. (See note 6 below for additional awards to Mr. Condella).  Each director had an aggregate of 19,230 shares of unvested restricted Common Stock outstanding at 2009 fiscal year end.

3
This column represents the aggregate grant date fair value of option awards made to during the 2009 fiscal year, computed in accordance with ASC 718. Mr. Campbell was granted 25,000 stock options in 2009.

4	Dr. Denis O’Donnell did not seek reelection to the Board at the 2009 Annual Meeting of Stockholders.

5
The Board elected Frank C. Condella, Jr., as a director of the Company on March 10, 2009. Compensation in this table does not reflect compensation paid to him beginning December 15, 2009, as Interim Chief Executive Officer, which is reflected in the Summary Compensation Table.

6
In addition to Mr. Condella’s restricted stock award described in Note 2 above, he received the following restricted stock awards in 2009 (i) 16,556 shares on March 10, 2009, valued at $25,000, upon his initial election to the Board, and (ii) 12,000 shares on July 20, 2009, valued at $13,320; 12,000 shares on August 3, 2009, valued at $14,040; 12,000 shares on September 1, 2009, valued at $14,760; and 12,000 shares on October 1, 2009, valued at $15,480; each pursuant to his consulting agreement dated July 18, 2009, relating to partnering activities for the Company’s progesterone products.

Aggregate total number of shares underlying stock option awards outstanding at 2009 fiscal year-end for the independent directors are shown below:

Name	Number of Shares Underlying Options
Valerie Andrews	12,000
Edward Blechschmidt	15,000
James Crofton	12,000
Stephen Kasnet	12,000
Selwyn Oskowitz	83,000
Anthony Campbell	25,000

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee serving at any time during 2009 were Valerie L. Andrews, Edward A. Blechschmidt, Frank C. Condella, Jr., James S. Crofton, and Denis M. O’Donnell, M.D. None of the Company’s executive officers served during fiscal year 2009 or currently serve and the Company anticipates that none will serve, as a member of the board of directors or compensation committee of any entity (other than the Company) that has one or more executive officers that serves on the Company’s Board or the Compensation Committee.

REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2009. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board.

The Audit Committee is composed of three non-employee directors and operates under a written charter adopted and approved by the Board. The Board, in its business judgment, has determined that each Audit Committee member is “independent” as such term is defined under the applicable NASDAQ Marketplace Rules and under Section 10A(m)(3) of the Exchange Act. Columbia has identified James S. Crofton as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of SEC Regulation S-K. The Audit Committee has sole authority to retain, oversee, and terminate the Company’s independent registered public accounting firm, to approve fees and other terms of the engagement, and to approve any permitted non-audit engagements with the independent registered public accounting firm.

The Company’s management has the primary responsibility for the preparation, presentation, and integrity of the Company’s financial statements and the accounting and reporting process, including the systems of internal controls, and procedures to assure compliance with applicable accounting standards and applicable laws and regulations.

The Company’s independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. The Audit Committee’s responsibility is to independently monitor and review these processes. However, the Audit Committee members are not professionals engaged in the practice of accounting or auditing, including, without limitation, with respect to auditor independence. The Audit Committee members must rely, without independent verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, although the Audit Committee members consult with and discuss these matters and their questions and concerns with management and the Company’s independent registered public accounting firm, the Audit Committee’s oversight cannot provide an independent basis to assure that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures consistent with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions cannot assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards; that the financial statements are presented in accordance with generally accepted accounting principles; or, that the Company’s independent registered public accounting firm is in fact “independent.”

In this context, the Audit Committee held five meetings during the year ended December 31, 2009. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management, and the Company’s independent registered public accounting firm. The Audit Committee discussed with the Company’s independent registered public accounting firm, with and without management present, the results of their examinations and their evaluations of the Company’s financial statements.

In fulfilling the Committee’s oversight responsibilities, Committee members have reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2009, with Columbia’s management and the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States, including a discussion of their judgments as to the quality, not just the acceptability, of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements, and such other matters as are required to be discussed with the Audit Committee under auditing standards generally accepted in the United States.

The Audit Committee also discussed with the Company’s independent registered public accounting firm matters related to the conduct of the audit of the Company’s financial statements and all items required by the standards of the Public Company Accounting Oversight Board, including the Statement on Auditing Standards, No. 61, as amended by AICPA, Professional Standards, Vol. 1, AU section 380, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements. The Audit Committee’s discussions included a discussion of the background and experience of the independent auditor’s audit team assigned to Columbia and the quality control procedures established by the independent registered public accounting firm. The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and the Audit Committee has discussed with the independent registered public accounting firm its independence from the Company and its management. The Audit Committee met with the independent registered public accounting firm with and without management present to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

Based on the review and the aforementioned meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Company’s Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K and Form 10-K/A for the fiscal year ended December 31, 2009 for filing with the SEC, and selected BDO USA, LLP, as the Company’s independent registered public accounting firm for fiscal year 2010.

AUDIT COMMITTEE:
James S. Crofton, Chair
Anthony R. Campbell
Stephen G. Kasnet

The information contained in the foregoing report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange, except to the extent that the Company specifically incorporates it by reference in such filing.

PROPOSAL 1 — ELECTION OF DIRECTORS

At the Annual Meeting, six directors will be elected by the stockholders to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified. The accompanying form of proxy, when properly executed and returned to the Company, will be voted “FOR” the election as directors of the six persons named below, unless the proxy contains instructions to the contrary.  Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement. Management has no reason to believe that any of the nominees is unable or unwilling to serve, if elected.  However, in the event that any of the nominees should become unable or unwilling to serve as a director, the proxy will be voted for the election of such person or persons as shall be designated by the Board.

 Nominees for the Board of Directors

The six persons named below were designated by the Board as nominees for election as directors. Four of the nominees have served as directors since the last Annual Meeting. Mr. Wilkinson was elected to the Board on July 8, 2010, pursuant to the terms of an Investor’s Rights Agreement, dated July 2, 2010, between Coventry Acquisition, Inc., a direct wholly-owned subsidiary of Watson Pharmaceuticals, Inc., and Columbia. Information regarding the business experience of each nominee and his or her service on boards of directors of public companies is provided below. All directors are elected to serve until the next Annual Meeting or until their respective successors are elected and qualified. On July 26, 2010, Mr. Anthony R. Campbell, Mr. James S. Crofton, and Dr. Selwyn P. Oskowitz, current members of the Board, informed the Company that they will not stand for re-election at Columbia’s 2010 Annual Meeting of Stockholders and will continue to serve on the Board until Columbia’s 2010 Annual Meeting takes place.

Except for Mr. Condella, who is an employee of the Company, and Mr. Wilkinson, who is deemed to be the beneficial owner of more than 10% of our Common Stock, the Board has determined that each director qualifies as an “independent” director under the applicable NASDAQ Marketplace Rules. The Board based this determination primarily on a review of the responses of the directors to questions regarding their employment, affiliations and family and other relationships.

Valerie L. Andrews Director since 2005 Age 50
Ms. Andrews has been a director of Columbia since October 2005 and is Vice President and Deputy General Counsel of Vertex Pharmaceuticals Incorporated. Before joining Vertex in 2002, Ms. Andrews was Executive Director of Licensing for Massachusetts General and The Brigham and Women’s Hospitals, and prior to that a partner in the law firm of Hill & Barlow. She served as a law clerk to Chief Judge Levin H. Campbell of the U.S. Court of Appeals for the First Circuit from 1988 to 1989, and earlier rose to the rank of Captain in the U.S. Air Force.

Ms. Andrews has extensive experience in business and legal matters, including senior leadership roles in the pharmaceutical and healthcare industry, with particular experience in corporate governance, strategic transactions, risk management, and compliance matters.

Edward A. Blechschmidt Director since 2004 Age 57
Mr. Blechschmidt has been a director of Columbia since August 2004 and Vice Chairman of the Board since November 2004. He was Chief Executive Officer of Novelis, Inc. (aluminum rolled products) from December 2006 to May 2007. He was Chairman, Chief Executive Officer and President of Gentiva Health Services (home healthcare) from March 2000 until his retirement in July 2002. He previously served as Chief Executive Officer and a Director of Olsten Corporation (“Olsten”) (staffing services), the conglomerate from which Gentiva Health Services was split off and taken public. Before joining Olsten, Mr. Blechschmidt was President and Chief Executive Officer of both Siemens' Nixdorf Americas (information technology) and Siemens' Pyramid Technology (information technology), prior to which he served more than 20 years with Unisys Corporation (information technology), ultimately as Chief Financial Officer. He is currently a director of Healthsouth Corp. (healthcare), Lionbridge Technologies, Inc. (business services), Diamond Foods, Inc (snack foods) and, VWR International, LLC, (laboratory supplies). Mr. Blechschmidt has served during the past 5 years as, but is not currently, a director of Gentiva Health Services, Inc., Neoforma, Inc., Novelis, Inc., Option Care, Inc.

Mr. Blechschmidt has extensive experience in matters of finance, corporate strategy and senior leadership relevant to public companies, including in the healthcare field.

Frank C. Condella, Jr. Director since March 2009 Age 56
Mr. Condella has served as President and Chief Executive Officer of Columbia since May 2010, before which he served as Interim Chief Executive Officer from December 2009. He has been a Director of Columbia since March 2009. Mr. Condella has over 30 years of experience in both privately and publicly held companies, all of which were in the life sciences industry. He was Chief Executive Officer of Skyepharma PLC (pharmaceuticals) from 2006 to 2008, President of European Operations and Managing Director, UK, at IVAX Corporation (pharmaceuticals) from 2002 to 2006, and President and Chief Executive Officer of Faulding Pharmaceutical Co., from 2000 to 2001. Previously, he was Vice-President of Specialty Care Products at Roche (pharmaceuticals) and Vice-President and General Manager of Lederle Laboratories (pharmaceuticals). Mr. Condella is the non-executive Chairman of Skyepharma. He has served during the past 5 years as, but is not currently, a director of Fulcrum Pharma PLC. Mr. Condella holds a MBA degree and a B.S. degree in pharmacy from Northeastern University.

Mr. Condella has a wide-ranging business background, including senior leadership roles in the pharmaceutical and healthcare industry, with particular experience in marketing and sales.

Cristina Csimma, PharmD Director Nominee Age 51
Dr. Csimma has served as Vice President, Drug Development, of Virdante Pharmaceuticals, Inc., since January 2009. She was a principal of Clarus Ventures, LLC (life sciences venture capital), from 2006 through 2008. She was Senior Director/Director, Experimental Medicine and Translational Research, Wyeth Research (pharmaceuticals) from 2001 to 2006, and Director, Clinical Research and Development, Wyeth-Ayerst Research (pharmaceuticals) from 2000 to 2001. Previously, Dr. Csimma held various positions, including Associate Director, Clinical Research, with Genetics Institute from 1988 to 2000, and was a Clinical Pharmacist with Dana-Farber Cancer Institute from 1983 to 1988. Dr. Csimma holds B.S. and Doctor of Pharmacy degrees from the Massachusetts College of Pharmacy and Allied Health Sciences, and a Master of Health Professions from Northeastern University.

Dr. Csimma has extensive experience, including senior leadership roles, in the pharmaceutical and healthcare industry, with particular experience in drug development.

Stephen G. Kasnet Director since 2004 Age 65
Mr. Kasnet has been a director of the Company since August 2004 and Chairman of the Board since November 2004. He is a director and chairman of the audit committee of Two Harbor Investment Corp (real estate) and a director of First Ipswich Bancorp. (banking). He was President and Chief Executive Officer of Dartmouth Street Capital LLC (real estate) from April 2007 through September 2009. He was President and Chief Executive Officer of Harbor Global Company, Ltd. (investment management and real estate), from June 2000 through 2006. He previously held senior management positions with various financial organizations, including Pioneer Group, Inc.; First Winthrop Corporation and Winthrop Financial Associates; and Cabot and Forbes. He serves as Chairman of the Board of Rubicon Ltd. (forestry) and is a director of Tenon Ltd. (wood products). He was Chairman of Warren Bank from 1990 to 2003. He is also a trustee and vice president of the board of The Governor’s Academy, Byfield, MA. Mr. Kasnet has served during the past 5 years as, but is not currently, a director of FTD, Inc. (floral products), Banknorth Group, Inc. (banking), and Republic Engineered Products, Inc. (steel).

Mr. Kasnet has extensive experience in matters of finance, corporate strategy and senior leadership relevant to public companies.

G. Frederick Wilkinson Director since July, 2010 Age 54
Mr. Wilkinson has been a director of the Company since July 2010. Mr. Wilkinson has been Executive Vice President, Global Brands of Watson Pharmaceuticals, Inc., since September 2009. Prior to joining Watson, Mr. Wilkinson was President and Chief Operating Officer of Duramed Pharmaceuticals, Inc., the proprietary products subsidiary of Barr Pharmaceuticals, Inc., from 2006 to 2009. Prior to joining Duramed Pharmaceuticals, Inc., he was President and Chief Executive Officer of Columbia from 2001 to 2006. From 1996 to 2001, Mr. Wilkinson was Senior Vice President and Chief Operating Officer of Watson Pharmaceuticals, Inc. Prior to joining Watson, he spent sixteen years at Sandoz Pharmaceuticals in numerous senior management positions of increasing responsibility.

Mr. Wilkinson has extensive experience in business matters, including senior leadership roles in the pharmaceutical industry, with particular experience in marketing and sales.

Executive Officers

Our Executive Officers as of July 15, 2010, were as follows:

Name	Age	Position with the Company
Frank C. Condella	56	President and Chief Executive Officer, Director
Lawrence A. Gyenes	59	Senior Vice President, Chief Financial Officer and Treasurer
Michael McGrane	60	Senior Vice President, General Counsel and Secretary

Officers serve at the discretion of the Board. There is no family relationship between any of the executive officers or between any of the executive officers and the Company’s directors. There is no arrangement or understanding between any executive officer and any other person pursuant to which the executive officer was selected or director was elected, except with respect to Messrs. Condella’s, McGrane’s and Gyenes’ employment agreements.

Mr. Condella.  For Mr. Condella’s biography, please see above under “Nominees for the Board of Directors.”

Mr. Gyenes.  Mr. Gyenes has served as Senior Vice President, Chief Financial Officer and Treasurer since July 2009. Mr. Gyenes has over 35 years of financial experience in both privately and publicly held companies, most all of which were in the life sciences industry. He most recently served as Senior Vice President and Chief Financial Officer of Acusphere, Inc., a former NASDAQ-listed specialty pharmaceutical company. Prior to joining Acusphere, Mr. Gyenes was Chief Financial Officer of Zila, Inc., a former NASDAQ-listed oral cancer screening company, a consultant to investment management firms, and Senior Vice President and Chief Financial Officer of Savient Pharmaceuticals, Inc., a NASDAQ-listed specialty pharmaceutical company. He also held senior financial positions with Reliant Pharmaceuticals, Inc., Rand McNally & Co., CompuServe Corporation, Helene Curtis, Inc., and G.D. Searle & Co., and was a consultant to DuPont Pharmaceuticals Company in its sale to Bristol-Meyers Squibb. Mr. Gyenes holds an MBA degree from the University of Chicago and a BS degree in Accounting from the University of Illinois.

Mr. McGrane.  Mr. McGrane has served as Senior Vice President since January 2006, and our General Counsel and Secretary since January 2002. He joined the Company from The Liposome Company, Inc., a biotechnology company, where he served as Vice President, General Counsel and Secretary from 1999 to 2001, prior to which he was Vice President, General Counsel and Secretary to Novartis Consumer Health, Inc. from 1997 to 1998. Previously, Mr. McGrane held various positions, including Associate General Counsel, with Novartis Pharmaceuticals Corporation from 1984 to 1996, and was Regulatory Counsel to the U.S. Food and Drug Administration from 1975 to 1984. Mr. McGrane received his J.D. degree from Georgetown University and his B.A. degree from Cornell College. He is a member of the New Jersey bar.

Vote Required

The six nominees for director who receive the highest number of votes held by holders of our Common Stock, our Series B Preferred Stock and Series E Preferred Stock that are entitled to vote at the Annual Meeting on the election of a director and voted “FOR” election will be elected as directors, provided that a quorum is present.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE ABOVE SIX NOMINEES.

PROPOSAL 2 – RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Overview

BDO USA LLP (formerly BDO Seidman LLP) currently serves as the Company’s independent registered public accounting firm, and that firm conducted the audit of the Company’s accounts for fiscal year 2009. The Audit Committee has selected BDO USA LLP as the Company’s independent registered public accounting firm for the fiscal year 2010, and the Board is asking stockholders to ratify that selection. Selection of the Company’s independent registered public accounting firm is not required to be submitted to a vote of the stockholders of the Company for ratification. Although the Sarbanes-Oxley Act of 2002, as well as the charter of the Audit Committee, require the Audit Committee to engage, retain, and supervise the Company’s independent registered public accounting firm, the Board considers the selection of the independent registered public accounting firm to be an important matter of stockholder concern and is submitting the selection of BDO USA LLP for ratification by stockholders as a matter of good corporate practice.

If a majority of votes cast on this matter are not cast in favor of the selection of BDO USA LLP, the Audit Committee and the Board will reconsider the selection of such firm as the Company’s independent registered public accounting firm. Even if stockholders vote on an advisory basis in favor of the selection, the Audit Committee may, in its discretion, direct the selection of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and the stockholders.

The Company expects that representatives of BDO USA LLP will be present at the Annual Meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions.

Vote Required

The affirmative vote of a majority of the votes of the shares of the Company’s Common Stock, Series B Preferred Stock and Series E Preferred Stock represented at the Annual Meeting, voting together as a single class, is required to approve the ratification of the selection of BDO USA LLP as the Company’s independent registered public accounting firm for the current fiscal year. Unless otherwise instructed, the proxy holders will vote proxies received by them “FOR” the proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF THE SELECTION OF BDO USA LLP (FORMERLY BDO SEIDMAN LLP) AS
THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

OTHER MATTERS

The Board knows of no other matters other than those stated in this Proxy Statement that are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on any such matter in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

HOUSEHOLDING OF PROXY MATERIALS

Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in a stockholder’s household. The Company will promptly deliver a separate copy of the Proxy Statement to any stockholder who contacts the Company’s Chief Financial Officer by writing to Columbia Laboratories, Inc., 354 Eisenhower Parkway, Plaza 1, 2nd Floor, Livingston, NJ 07039, or by calling 866-566-5636. If a stockholder is receiving multiple copies of this Proxy Statement at the stockholder’s household and would like to receive a single copy of the Proxy Statement for a stockholder’s household in the future, the stockholder should contact his or her broker, other nominee record holder, or the Company’s Chief Financial Officer to request mailing of a single copy of this Proxy Statement.

THE COMPANY’S WEBSITE

In addition to the information about the Company contained in this Proxy Statement, extensive information about the Company can be found on its website located at www.columbialabs.com or www.cbrxir.com, including information about its management team, products and services and its corporate governance practices. The content on the Company’s website is available for information purposes only, and should not be relied upon for investment purposes, and is not deemed to be incorporated by reference into this Proxy Statement.

ANNUAL REPORT AND OTHER SEC FILINGS

       Our 2009 Annual Report on Form 10-K/A, Quarterly Reports on Form 10-Q and Form 10-Q/A, and Current Reports on Form 8-K are available on our corporate website www.columbialabs.com or www.cbrxir.com.  These and other SEC filings, including this Proxy Statement, are also available on the SEC’s website at www.sec.gov.  The Company will provide, without charge, to each person being solicited by this Proxy Statement, on the written request or telephone call of any such person, a copy of the Annual Report of the Company on Form 10-K/A for the year ended December 31, 2009 (as filed with the SEC), including the financial statements and schedules thereto.  All such requests should be directed to our Chief Financial Officer, Columbia Laboratories, Inc., 354 Eisenhower Parkway, Plaza 1, 2nd Floor, Livingston, NJ 07039, or by calling 866-566-5636.

ADDITIONAL QUESTIONS AND INFORMATION REGARDING
THE ANNUAL MEETING AND STOCKHOLDER PROPOSALS

Q:	What happens if additional proposals are presented at the Annual Meeting?

A:
Other than the two proposals described in this Proxy Statement, we do not expect any matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:
We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. However, if you choose to vote over the Internet, you will bear the expenses for your Internet access.  In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We have retained the services of Georgeson Shareholder Communications, Inc. (“Georgeson”) to aid in the solicitation of proxies. We estimate that we will pay Georgeson a fee of $2,000 for its services plus per-call fees for any individual solicitations and reimbursement of reasonable out-of-pocket expenses. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Q:	How do I propose individuals to serve as directors?
A:
Stockholders wishing to submit to the Nominating and Corporate Governance Committee qualified candidates for possible nomination to the Board may do so by sending the following information to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Columbia Laboratories, Inc., 354 Eisenhower Parkway, Plaza 1, 2nd Floor, Livingston, NJ 07039

(i) Name of the candidate and a brief biographical sketch and resume;
(ii) Contact information for the candidate and a document evidencing the candidate’s willingness to serve as a director if elected; and
(iii) A signed statement as to the submitting stockholder’s current status as a stockholder and the number of shares currently held.

Q:	May I propose actions for consideration at next year’s Annual Meeting of Stockholders?

A:	Yes, you may submit proposals for consideration at future stockholder meetings.

Stockholder Proposals for Inclusion in 2011 Proxy: In order for a stockholder proposal to be considered for inclusion in the proxy statement in reliance on Rule 14a-8 of the Exchange Act and presented at the 2011 Annual Meeting of Stockholders, it must be received by us a reasonable time before we begin to print and mail our proxy materials, which we expect to commence on or about April 15, 2011, in such form as is required by the rules and regulations promulgated by the SEC. A proposal submitted by a stockholder outside of the process of Rule 14a-8 for the 2011 Annual Meeting of Stockholders will not be considered timely unless such proposal is received by us a reasonable time before we begin to print and mail our proxy materials, which we expect to commence on or about April 15, 2011.  The proxy to be solicited on behalf of our Board for the 2011 Annual Meeting of Stockholders may confer discretionary authority to vote on any such proposal considered to have been received on a non-timely basis that nonetheless properly comes before the 2011 Annual Meeting of Stockholders.

By Order of the Board of Directors
Michael McGrane
Michael McGrane Secretary

August 3, 2010

ANNUAL MEETING OF STOCKHOLDERS OF

COLUMBIA LABORATORIES, INC.

September 13, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=25479

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20630000000000000000 6 091310

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Valerie L. Andrews
○ Edward A. Blechschmidt
○ Frank C. Condella, Jr.
○ Cristina Csimma
○ Stephen G. Kasnet
○ G. Frederick Wilkinson

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. Ratify the selection of BDO USA, LLP, as the Company's independent registered public accounting firm for the current year.	☐	☐	☐

This Proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the Proxy will be voted "FOR" items 1 and 2.

PLEASE MARK, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY USING THE ENVELOPE PROVIDED.

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

COLUMBIA LABORATORIES, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD SEPTEMBER 13, 2010

The undersigned hereby appoints each of Stephen G. Kasnet and Frank C. Condella, Jr., as Proxies, each with the power to appoint a substitute, to represent and to vote, with all the powers the undersigned would have if personally present, all the shares of Common Stock $.01 par value per share, or, as the case may be, shares of Series B Convertible Preferred Stock, $.01 par value per share, or shares of Series E Convertible Preferred Stock, $.01 par value per share, of Columbia Laboratories, Inc. (the "Company") held of record by the undersigned on July 15, 2010, at the Company's Annual Meeting of Stockholders, to be held on September 13, 2010, or at any adjournment or adjournments thereof.

(Continued, and to be signed, on the reverse side.)

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